UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end: March 31, 2011

Date of reporting period: September 30, 2010

Item 1: Reports to Stockholders

Semi-Annual Report
September 30, 2010

High Income Municipal Bond Fund

Sit Mutual Funds

Sit Mutual Funds HIGH INCOME MUNICIPAL BOND FUND SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

Six Months Ended September 30, 2010

Dear fellow shareholders:

U.S. fixed-income markets continued to post strong performance during the six-month period, driven by the uncertain state of the economy and mixed signs of improvement in selected economic sectors. Slowing economic growth resulted in market expectations that the Federal Reserve will not only keep the federal funds rate very low for an extended period of time, but that another round of “quantitative easing” (QE2) in the form of large-scale asset purchases will be undertaken to keep the economic recovery on track and allay fears of a double-dip recession.

Taxable bond yields declined and the yield curve continued to flatten during the six-month period, as shorter-term yields approached historic absolute lows and longer-term yields declined. Specifically, the 2-year maturity U.S. Treasury note yield decreased 60 basis points to 0.42%, while the 30-year U.S. Treasury bond yield decreased 102 basis points to 3.69%. Most taxable bond sectors provided strong returns, with the commercial mortgage-backed sector performing best, as businesses recorded increasing profits and high levels of cash, followed by the longer-duration corporate sector, where financials performed particularly well. The U.S. Treasury sector also provided strong returns, as continued rhetoric from the Fed regarding additional Treasury bond purchases supported prices in that sector. Returns on asset-backed securities basically matched those of the Aggregate Index and were led by the credit card sector. The mortgage-backed securities sector underperformed due to its shorter duration.

Tax-exempt municipal bond yields also declined during the six-month period. Long-term municipal yields fell to below the 4.90% level by the end of August, a range not sustained since the first quarter of 2008. The Bond Buyer 40-Bond Index yield ended the period 39 basis points lower, at 4.87%. Positive bond fund flows and light issuance contributed to the continued decline in yields. Tax-exempt municipals provided strong returns, with longer maturity and lower-rated bonds seeing the greatest price strength as investors sought out their attractive absolute yields. Among revenue bonds, the longer duration industrial revenue, special tax and hospital sectors posted the best performance, while shorter duration prerefunded bonds lagged.

Turning to the U.S. economy, second quarter 2010 real GDP growth was +1.7%, and showed continued deceleration from the +3.7% and +5.0% growth rates posted in the first quarter of 2010 and the fourth quarter of 2009, respectively. Revisions going into the final second quarter figure included stronger consumer spending and greater inventory accumulation, which were offset by faster import growth and lower government spending, particularly at the state and local level. In the second quarter of 2010, the residential investment component recorded its first year-over-year gain in many quarters. Reports suggest that housing demand has stabilized, after hitting bottom following the expiration of the homebuyer tax credit, and mortgage rates are now at record lows. In addition, the August Institute of Supply Management’s (ISM) Manufacturing Index report indicates that the manufacturing sector is slowing, but remains expansionary.

Consumer spending grew in August, buoyed by higher personal income. However, the increase in wages, in part, reflected an extension of unemployment benefits that has resulted in a record level of “transfer” payments, in aggregate totaling 18.5% of personal income. We believe that the consumer remains the key economic driver; thus, employment trends will continue to be the dominant factor affecting the prospects for recovery. While job creation has been positive, the number of jobs created year to date has only averaged 68,000 per month and represents a small fraction (i.e., less than 10%) of the jobs lost in 2008 and 2009. As such, economists project the unemployment rate, currently at 9.6%, will average at least 9% through 2011.

Inflation is expected to remain subdued, as the slowing pace of economic recovery has limited companies’ ability to pass along higher commodity and other costs. In fact, deflation is a bigger concern of monetary authorities, as revealed in the Fed’s September 21st policy statement.

Regarding the fiscal outlook, with only September remaining to be reported, the Congressional Budget Office estimates that the federal deficit was slightly less than $1.3 trillion in fiscal year 2010, compared with a deficit of slightly more than $1.4 trillion in 2009. Receipts have generally been higher, reflecting improved economic conditions (as well as the Fed’s remittances of earnings on its huge portfolio of assets), while spending outlays on the financial crisis were lower versus the prior year. Looking forward, the deficit for fiscal 2011 will probably be smaller, but not significantly smaller, than fiscal 2010. Any decline in the fiscal 2011 deficit will depend heavily on whether Congress extends any or all of the Bush tax cuts beyond this year. Allowing all of the Bush tax cuts to expire on schedule would raise just under $200 billion in revenue in fiscal 2011, according to Treasury estimates.

Congress returns for a “lame duck” session on November 15th with less than seven working weeks through the end of the year to pass legislation. How much of Congress’ vast agenda will get done when it reconvenes is debatable and very dependent on the outcome of the elections. Pundits believe that the Republican Party is likely to retake leadership of the House and, possibly, the Senate. If so, Republicans would get significant input into what passes after the election; this will either result in gridlock or bipartisanship, depending on which side “blinks” first. Any bill that is still pending at the end of the congressional session dies, forcing lawmakers to start from scratch, reintroducing it at the start of a new two-year term.

The Federal Reserve’s U.S. trade-weighted major currencies dollar index was down -5.1% from its recent peak in June 2010, as the slowing U.S. economic recovery refocused attention on our country’s economic and fiscal problems, and away from Europe’s economic and social woes. The U.S. greenback is now trading at new lows relative to the yen and other major currencies. Expectations that the Fed will pursue another round of quantitative easing have

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

exacerbated the U.S. dollar’s decline, as well as driven the price of gold to a record high and U.S. stocks to a five-month high.

Strategy Summary

The Federal Reserve is expected to restart a bond-buying program after the Federal Open Market Committee (FOMC) meets on November 2nd-3rd. Predictions focus on a liquidity injection of up to $1 trillion over roughly 12 months using an “incremental” approach to quantitative easing. In other words, rather than announce massive bond purchases with a finite end to shock the U.S. financial system back to life as they did in 2009, Fed officials are considering a more open-ended, smaller-scale program that can be adjusted as the recovery unfolds. The risk is that markets may be disappointed if they don’t perceive the total amount of purchases to be substantial enough. In this environment, we expect subpar economic growth (i.e., 2.0%) over the next few quarters, followed by a slight acceleration (i.e., 2.5%) in the second half of 2011, as consumer spending remains subdued. These assumptions yield annual growth rates of +2.7% in 2010 and +2.1% in 2011, compared with -2.6% in 2009.

Looking forward, we continue to believe that the Fed’s massive monetary stimulus plan is likely to result in a modestly positive inflationary environment in the intermediate term, and that, combined with a potentially positive surprise in the residential housing market next year from the currently dire outlook, is likely to push interest rates higher. As such, we believe U.S. Treasury securities should be underweighted due to their currently low absolute yields. We continue to focus on older vintage, high-coupon, agency mortgage pass-through securities that provide high levels of income at stable price levels.

While some initiatives would have or did make things worse, the popular TALF program morphed in such a way that it rejuvenated auto loan and credit card financing. It’s no surprise that going from an environment in which no car loans were available at any rate to normalized access to financing at 4% has caused car sales to continue to recover well after the “Cash For Clunkers” program ended. One can simply compare the dismal 2008 and improving 2009 holiday season spending to see the impact from renewed credit card lending and increased consumer confidence. Access to the bond market and other lending sources for corporations, banks in particular, has greatly improved profit expectations for 2010.

Demand for tax-exempt municipals has continued to benefit from the relative reduction in new issue supply that has resulted from the shift toward taxable BuildAmerica Bonds (BABs), which has doubled in volume since one year ago. Year to date, approximately one-third of municipal new issuance continues to be taxable. Legislation to extend the issuance of the Build America Bonds program remains in negotiations. While we believe the BAB extension will eventually pass, the surrounding uncertainty could result in temporary supply imbalances and dislocations in yields, particularly if issuers decide to push BAB issuance forward, prior to the current program’s expiration on December 31st, 2010, or if extension efforts fail and the market sees a resurgence in tax-exempt issuance.

As of September 30th, relative yield ratios of high grade municipals to Treasuries remained at the cheap end of their longer term historical valuation ranges and, more importantly, relative yield ratios of lower-rated, investment grade municipals to Treasuries continued to be very attractively valued. Although credit spreads for lower-rated bonds have narrowed substantially over the past year, we believe the absolute yields offered by these bonds remain attractive. We believe that the tax-exempt yield curve will continue to flatten and that credit spreads on lower-rated bonds will continue to narrow, particularly as investors seek out alternatives to very low short-term yields. While fiscal stresses continue to make headlines, we believe that issuance trends will have a greater impact on tax-exempt yield levels than credit concerns. We believe a broad-based crisis will be averted as municipalities eventually successfully address projected budget gaps with tax increases and reduced spending, including pension reform. In addition, we expect revenue streams to gradually improve as the economic recovery stabilizes. As always, diversification remains a key factor in managing risk.

We appreciate your continued interest in the Sit family of funds. With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

SEPTEMBER 30, 2010	3

Sit High Income Municipal Bond Fund

OBJECTIVE & STRATEGY

The Fund seeks high current income that is exempt from federal regular income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

The Fund provided investors with a +6.73% total return for the six months ended September 30, 2010 compared to a +5.50% return for the Barclays Municipal Bond Index. As of September 30, 2010, the Fund’s 30-day SEC yield remains attractive at 4.92%, and its 12-month distribution rate was 4.98%.

The tax-exempt bond yield curve has flattened considerably over the past six months. While short rates were relatively unchanged at very low levels, long-term yields fell nearly 50 basis points, mainly due to strong mutual fund inflows, the continuing effects of Build America Bonds (BABs), which reduced tax-exempt bond supply in the marketplace, and the continued appetite for risk among tax-exempt bond investors. Spreads tightened considerably for lower-rated and non-rated credits during the period. Much of the spread tightening was a result of investors’ quest for yield rather than improving credit fundamentals. This tightening has now mostly, but not completely, retraced the widening that occurred from mid-2007, the beginning of the liquidity and credit crisis, through 2008. Total tax-exempt issuance has increased from the depressed levels of 2008, but remains moderate because BABs and other taxable municipal bonds are soaking up approximately 30% of municipal issuance. The Fed is likely on the sidelines in terms of interest rate policy until mid to late 2011 or early 2012. The Fed will need to see sustainable positive growth, a significantly improving employment picture, and/or a fanning of inflation to start to raise short-term interest rates. We do not expect to see any of these until mid-2011 at the earliest. The Fund’s net asset value rose during this period from $8.72 at March 31, 2010 to $9.08 at September 30, 2010. The Fund experienced an increase in net assets over the period to approximately $90 million, up from $70 million.

The Fund’s most significant investments during the period were in the healthcare (primarily hospitals) sector (23%), the multi-family housing (primarily senior living) sector (14%), the other revenue (primarily tax increment financing and land-secured) sector (15%), and the education (primarily charter schools) sector (15%). The sector overweight in education was responsible for much of the Fund’s outperformance during the period. The Fund will maintain significant weightings in these sectors going forward, but the weightings should decrease somewhat as the Fund grows and becomes more diversified. Over 350 credits (over 70% of which were rated) in forty-seven states and territories were held in the Fund as of September 30, 2010. The Fund’s overall credit quality has remained BBB.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital Municipal Bond Index is an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

We expect duration to remain relatively steady over the next six to twelve months. Demand should remain robust for lower-rated and non-rated bonds, as after-tax yields on these securities far exceed most opportunities available in the taxable market. This market anomaly, with long tax-exempt bonds yielding more than comparable maturity U.S. Treasuries, should benefit the Fund’s performance until this relationship normalizes. In the coming year, the Fund will likely see a significant increase in the emphasis on non-rated credits as their availability in the marketplace increases.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of September 30, 2010

	Six Month	One Year	Three Year	Since Inception (12/31/06)
Sit High Income Municipal Bond Fund	6.73%	8.06%	3.07%	2.25%
Barclays Capital Muni Bond Index [1]	5.50	5.80	6.04	5.35
Barclays Capital High Yield Muni Bond Index/5 Yr [2]	4.86	9.31	3.25	3.04
Composite Index [3]	5.19	7.55	4.70	4.24

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital Municipal Bond Index is an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes investment grade bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Barclays Capital 5-Year High Yield Municipal Bond Index is the 5 year (4-6) component of the High-Yield Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made up of bonds that are non-investment grade, unrated, or rated below BB+. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

3 A composite index comprised of 50% Barclays Capital Municipal Bond Index and 50% Barclays Capital 5-Year High-Yield Municipal Bond Index.

FUND DIVERSIFICATION

Hospital/Health Care	22.5%
Other Revenue	15.4%
Education/Student Loan	15.0%
Multifamily Mortgage Revenue	13.6%
Insured	8.3%
Sectors less than 5.0%	23.2%
Cash & other net assets	2.0%

Based on total net assets as of September 30, 2010. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/10:	$9.08 Per Share
Net Asset Value 3/31/10	$8.72 Per Share
Total Net Assets:	$89.8 Million
30-day SEC Yield [4]:	4.92%
Tax Equivalent Yield [5]:	7.57%
12-month Distribution Rate [4]:	4.98%
Average Maturity:	14.7 Years
Effective Duration [6]:	6.2 Years

4 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

5 The tax-equivalent yield is based on an assumed tax rate of 35.0%.

6 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:
AAA	0.0%
AA	0.3
A	2.0
BBB	8.7
BB	11.5
<BB	2.3

Total	24.8%

SEPTEMBER 30, 2010	5

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit High Income Municipal Bond Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 95.3%
Alabama - 1.2%
300,000	Bessemer Medical Clinic Rev. (Bessemer Carraway) (NATL-RE Insured)	7.25	4/1/15	300,924
250,000	Cullman Co. Health Care Auth. Rev.	6.25	2/1/23	261,022
100,000	Huntsville-Redstone Village Special Care Facs. Auth. Rev.	5.25	1/1/15	100,388
150,000	Pell City Special Care Rev. (Noland Health Services)	5.25	12/1/27	151,058
260,000	University of Alabama Birmingham Hospital Rev.	5.75	9/1/22	289,624

				1,103,016

Alaska - 0.9%
250,000	AK Industrial Dev. & Export Rev. (Boys & Girls Home)	5.50	12/1/12	243,912
150,000	Aleutians East Borough Rev. (Aleutian Pribilof Islands) (ACA Insured)	5.00	6/1/20	139,425
300,000	Aleutians East Borough Rev. (Aleutian Pribilof Islands) (ACA Insured)	5.50	6/1/25	274,953
150,000	Matanuska-Susitna Boro C.O.P (Animal Care) [9]	5.75	3/1/23	161,652

				819,942

Arizona - 5.6%
90,290	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	74,650
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	263,960
250,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community)	5.50	7/1/22	228,112
1,000,000	Goodyear McDowell Rd. Comm. Corridor Improvement Dist. Special Assessment (AMBAC Insured)	5.25	1/1/32	1,021,280
210,000	Pima Co. Industrial Dev. Auth. Education Rev. (American Charter Schools Foundation Proj.)	5.13	7/1/15	214,733
180,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.10	7/1/24	180,295
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/26	221,925
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.75	7/1/31	250,773
450,000	Pima Co. Industrial Dev. Auth. Education Rev. (Cambridge Academy)	5.88	4/1/22	462,024
90,000	Pima Co. Industrial Dev. Auth. Education Rev. (Center For Academic Success Proj.) [4]	5.38	7/1/22	87,436
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	257,423
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	234,807
200,000	Pima Co. Industrial Dev. Auth. Rev. (Tucson Electric Power Company Proj.)	5.75	9/1/29	207,496
200,000	Pinal Co. Industrial Dev. Rev. (Florence West Prison) (ACA Insured) [9]	5.25	10/1/18	203,010
505,000	Southside Community Special Assessment Rev. (Prescott Valley)	6.13	7/1/18	489,375
300,000	University Medical Center Corp. Hospital Rev.	6.25	7/1/29	327,849
270,000	West Campus Hsg. LLC Rev. (AZ State Univ. West Campus) (AMBAC Insured)	5.00	7/1/25	269,141

				4,994,289

Arkansas - 0.6%
500,000	Benton Co. Public Facs. Board Charter School Lease Rev.	5.75	6/1/30	527,260

California - 13.4%
250,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	246,492
235,000	Alameda Corridor Transportation Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.71	10/1/24	201,917
90,000	Bell Community Hsg. Auth. Lease Rev. (AMBAC Insured) [9]	5.00	10/1/30	75,362
150,000	CA Co. Tobacco Securitization Agy. Asset-Backed Bond Rev.	5.10	6/1/28	126,029
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	273,850
250,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	252,845
250,000	CA Health Facs. Finance Auth. Rev. (Sutter Health) (NATL-RE Insured)	5.38	8/15/30	250,143
500,000	CA Housing Finance Agency Rev. (Non Ace-Mortgage)	5.45	8/1/33	506,290
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	254,713
125,000	CA Mobilehome Park Financing Rev. (Ranch Vallecitos) (ACA Insured)	5.25	11/15/36	108,709
430,000	CA Municipal Finance Auth. C.O.P. (Community Hospitals)	5.25	2/1/37	411,076
400,000	CA Municipal Finance Auth. Educational Fac. Rev. (King/Chavez)	8.00	10/1/22	466,236
250,000	CA Municipal Finance Auth. Rev. Sr. Living (Pilgrim Place Claremont) (CA MTG Insured)	5.88	5/15/29	268,053

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
250,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	190,330
500,000	CA State Public Works Lease Rev. (CA State Univ. ) [9]	5.40	3/1/26	533,905
350,000	CA Statewide Communities Dev. Auth. Rev. (American Baptist)	5.75	10/1/25	356,769
140,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Education Student Hsg. Proj.)	5.40	6/1/17	139,756
100,000	CA Statewide Communities Dev. Auth. Special Tax (Orinda Proj.)	6.00	9/1/29	92,047
400,000	CA Variable Purpose G.O.	6.00	3/1/33	455,520
500,000	Center Unified School District G.O. (1991 Election) (NATL-RE Insured) [6]	6.07	8/1/31	134,505
380,000	Eden Township Healthcare District, C.O.P.	5.75	6/1/25	393,125
250,000	El Paso De Robles Redevelopment Agency Tax Allocation	6.38	7/1/33	262,178
245,000	Foothill/Eastern Corridor Agy. Toll Road Rev. Ref. [6]	9.65	1/15/22	115,775
250,000	Glendale Redev. Agy. Tax Allocation	5.50	12/1/24	257,750
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	274,880
395,000	Hawthorne School District G.O. (1997 Election) (NATL-RE Insured) [6]	6.70	11/1/26	146,087
1,000,000	La Mirada Redevelopment Agency Tax Allocation (Merged Proj.) (NATL-RE Insured) [6]	6.70	8/15/27	363,960
250,000	Lancaster Redev. Agy. Tax Allocation (Redev. Projs.)	6.00	8/1/24	276,882
275,000	Lemon Grove Community Dev. Agency Tax Allocation (Redev. Proj.)	5.15	8/1/25	275,358
15,000	Los Angeles Regional Airports Improvement Lease Rev. [9]	10.25	1/1/13	15,594
150,000	Mill Valley C.O.P. (The Redwoods) (NATL-RE IBC CA MTG Insured)	5.75	12/1/20	150,621
500,000	Moreno Valley Unified School District G.O. (NATL-RE Insured) [6]	6.20	8/1/23	247,100
120,000	Palm Desert Finance Auth. Tax Allocation Rev. Ref. (NATL-RE Insured)	5.00	10/1/23	123,642
250,000	Palmdale Community Redev. Agy. Tax Allocation (AMBAC Insured) [6]	6.95	12/1/20	152,155
450,000	Rialto Redev. Agy. Tax Allocation (Merged Proj.)	6.25	9/1/37	483,048
500,000	Richmond Community Redev. Agy. Tax Allocation	6.00	9/1/30	525,525
250,000	Richmond Joint Powers Lease Rev. (Point Potrero)	6.25	7/1/24	281,112
500,000	Riverside Co. Asset Leasing Rev. (Riverside Co. Hospital) (NATL-RE Insured) [6]	6.10	6/1/22	266,635
200,000	Riverside Co. Asset Leasing Rev. (Riverside Co. Hospital) (NATL-RE Insured) [6]	6.60	6/1/24	93,382
250,000	Riverside Co. Redev. Agy. Tax Allocation (Interstate 215 Corridor)	6.00	10/1/25	264,845
250,000	Rohnert Park Community Dev. Tax Allocation (NATL-RE Insured) [6]	7.75	8/1/30	74,220
250,000	San Gorgonio Health Care G.O. (Election 2006)	7.00	8/1/27	281,710
300,000	Sierra View Health Care District Rev.	5.00	7/1/19	311,997
250,000	South Bayside Waste Management Rev. (Shoreway Environmental Center)	6.25	9/1/29	277,573
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	317,075
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	264,315
235,000	Vallejo City Unified School District Special Tax (Community Facilities District No. 2) (XLCA Insured)	4.15	9/1/31	168,916

				12,010,007

Colorado - 4.3%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	258,518
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	515,775
250,000	CO Health Facs. Auth. Rev. (American Baptist Homes)	6.50	8/1/15	253,585
500,000	CO Health Facs. Auth. Rev. (Total Long Term Care Nat’l)	6.00	11/15/30	501,840
500,000	Delta Co. Memorial Hospital District Rev.	5.50	9/1/30	507,685
195,000	Denver Health & Hospital Auth. Healthcare Rev. [1]	1.30	12/1/33	134,971
150,000	E-470 Public Highway Auth. Rev. (NATL-RE Insured)	5.50	9/1/24	155,143
1,000,000	E-470 Public Highway Auth. Rev. Capital Appreciation (NATL-RE Insured) [6]	6.20	9/1/28	332,510
350,000	Gunnison Co. (Western State College)	6.10	7/15/19	363,510
750,000	Regional Transportation District Private Activity Rev. (Denver Trans. Partners)	6.00	1/15/34	797,888

				3,821,425

Connecticut - 1.0%
250,000	CT Dev. Auth. First Mtg. Gross Rev. (Church Homes, Inc.)	5.70	4/1/12	250,392
50,000	CT Dev. Auth. Pollution Control Rev. Ref. (CT Light & Power)	5.85	9/1/28	51,000
250,000	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	253,425

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	7

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit High Income Municipal Bond Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
250,000	Harbor Point Infrastructure Improvement District Special Obligation Rev. Tax Allocation	7.00	4/1/22	267,907
250,000	Mashantucket Western Pequot Tribe Sub. Special Rev. 2, [4,5]	5.75	9/1/18	117,498

				940,222

District of Columbia - 1.1%
250,000	DC Rev. (Friendship Public Charter School) (ACA Insured)	5.00	6/1/26	231,515
1,000,000	Metro DC Airports Dulles Toll Road Capital Apprec. Rev. (Assured Guaranty) [6]	6.50	10/1/41	784,240

				1,015,755

Florida - 6.5%
150,000	Alachua Co. Health Facs. Rev. (Shands Health Care)	6.75	12/1/30	167,309
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	492,690
100,000	Connerton West Community Dev. District Cap. Improvement Special Assessment Rev. (Pasco Co.) 2, [5]	5.13	5/1/16	38,030
250,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	109,925
205,000	Heritage Landing Community Dev. Special Assessment (Radian-IBCC Insured)	5.60	5/1/36	184,711
150,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health)	5.00	11/15/31	152,430
135,000	Jacksonville Economic Dev. Rev. (Mayo Clinic)	5.50	11/15/36	138,146
100,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/11	36,030
200,000	Lakeland Retirement Community Rev. Ref. (Carpenters)	5.88	1/1/19	208,266
250,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. (Lee Charter Foundation)	5.25	6/15/27	226,445
250,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. Ref. (Shell Point/Alliance Community)	5.00	11/15/29	222,550
250,000	Leesburg Capital Improvement Rev. (NATL-RE FGIC Insured)	5.25	10/1/34	254,783
50,000	Miami Special Rev. Ref. (NATL-RE Insured) [6]	6.75	1/1/15	38,646
400,000	Miami-Dade Co. Special Obligation Rev. Ref. Sub. (NATL-RE Insured) [6]	7.01	10/1/24	180,604
125,000	Miami-Dade Co. Special Obligation Rev. Ref. Sub. (NATL-RE Insured) [6]	7.30	10/1/25	52,859
820,000	Palm Bay Utility Rev. (NATL-RE FGIC Insured) [6]	5.92	10/1/31	263,343
210,000	Palm Beach Co. Health Rev. (Abbey Delray South)	5.50	10/1/11	210,456
100,000	Palm Beach Co. Health Rev. Ref. (Acts Retirement)	5.00	11/15/20	101,842
250,000	Pinellas Co. Educational Facs. Auth. Rev. (Barry University Proj.) (Radian Insured)	6.25	10/1/15	253,055
245,000	Sail Harbour Community Dev. District Special Assessment (Radian-IBCC Insured)	5.50	5/1/36	223,707
200,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	193,312
250,000	Sarasota National Community Dev. District Special Assessment Rev. 2, [5]	5.30	5/1/39	41,588
50,000	Seminole Tribe Special Obligation Rev. [4]	5.75	10/1/22	50,202
300,000	South Lake Co. Hospital District Rev.	6.00	4/1/29	318,441
100,000	St. Johns Co. Industrial Dev. Auth. Rev. (Presbyterian Retirement)	5.63	8/1/34	98,253
150,000	St. Johns Co. Industrial Dev. Auth. Rev. (Presbyterian Retirement)	5.88	8/1/40	154,907
250,000	St. Johns Co. Industrial Dev. Auth. Rev. Ref. (Glenmoor)	5.00	1/1/16	236,057
150,000	Stoneybrook South Community Dev. District Special Assessment Rev. 2, [5]	5.45	11/1/15	64,455
300,000	Tallahassee Health Facs. Rev. (Memorial Health Care)	6.38	12/1/30	300,399
185,000	Tampa Hospital Rev. (H. Lee Moffitt)	5.75	7/1/29	185,603
140,000	Village Community Dev. Dist # 5 Special Assessment Rev.	6.50	5/1/33	145,628
25,000	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/12	12,005
500,000	West Orange Healthcare District Rev.	5.80	2/1/31	504,490

				5,861,167

Georgia - 1.7%
250,000	Atlanta Airport General Rev. Ref. (NATL-RE FGIC Insured)	5.75	1/1/20	253,317
250,000	Atlanta Water & Waste Water Rev.	6.00	11/1/29	281,878
100,000	Chatham Co. Hospital Rev. Ref. Improvement (Memorial Medical Center) (AMBAC Insured)	5.50	1/1/21	100,023
250,000	DeKalb Co. Hospital Auth. Rev. (De Kalb Medical Center)	6.00	9/1/30	262,565
500,000	Gainesville & Hall Co. Development Auth. Rev.	6.38	11/15/29	533,980
100,000	Medical Center Hospital Auth. Rev. Ref. (Spring Harbor Green Island Proj.)	5.25	7/1/27	90,370

				1,522,133

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Guam - 0.4%
300,000	Guam Govt. G.O.	5.75	11/15/14	315,108
100,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	89,672

				404,780

Hawaii - 1.0%
400,000	HI Dept. Budget & Finance Special Purpose Rev.	6.40	11/15/14	404,584
500,000	HI Pacific Health Special Obligation Group Purpose Rev.	5.25	7/1/30	496,315

				900,899

Idaho - 1.2%
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	250,538
335,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.50	12/1/18	333,449
150,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Liberty Charter School Proj.)	5.50	6/1/21	153,090
100,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (North Star Charter School)	9.00	7/1/21	117,495
220,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Victory Charter School Proj.)	5.63	7/1/21	222,803

				1,077,375

Illinois - 4.9%
320,000	Cook Co. School District No. 148 Rev. (Dolton)	5.50	12/1/27	327,152
150,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	149,988
210,000	IL Dev. Fin. Auth. Rev. (Provena Health) (NATL-RE Insured)	5.13	5/15/23	210,036
170,000	IL Fin. Auth. Rev. (Community Rehab. Providers Facs.)	4.20	7/1/11	169,107
150,000	IL Fin. Auth. Rev. (Elmhurst Memorial)	5.63	1/1/37	146,271
250,000	IL Fin. Auth. Rev. (IL Institute of Technology)	6.25	2/1/19	272,437
205,000	IL Fin. Auth. Rev. (International Ice Center) 2, [5]	7.00	12/1/35	18,323
100,000	IL Fin. Auth. Rev. (Noble Network Charter School) (ACA Insured)	4.30	9/1/15	91,212
250,000	IL Fin. Auth. Rev. (Noble Network Charter School) (ACA Insured)	5.00	9/1/27	200,858
165,000	IL Fin. Auth. Rev. (OSF Healthcare Sys.)	5.25	11/15/22	172,085
250,000	IL Fin. Auth. Rev. (Rush Univ. Medical Center)	6.38	11/1/29	275,580
250,000	IL Fin. Auth. Rev. (Sedgebrook, Inc. Facs. Proj.) 2, [5]	5.40	11/15/16	63,400
150,000	IL Fin. Auth. Rev. (Swedish American Hospital) (AMBAC Insured)	5.00	11/15/23	152,443
350,000	IL Fin. Auth. Rev. (Swedish Covenant)	5.75	8/15/29	360,192
350,000	IL Fin. Auth. Rev. (Tabor Hills Supportive Living Proj.)	5.25	11/15/26	317,044
100,000	IL Fin. Auth. Rev. (Wesleyan Univ.) (CIFG Insured)	4.20	9/1/20	96,238
150,000	IL Fin. Auth. Rev. Ref. (Christian Homes, Inc. Proj.)	5.25	5/15/12	150,801
200,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	162,302
150,000	IL Health Facs. Auth. Rev. (Centegra Health Sys.) (AMBAC-TCRS Insured)	5.25	9/1/24	150,030
210,000	IL Health Facs. Auth. Rev. (Ingalls Health System Proj.) (NATL-RE Insured)	6.25	5/15/14	211,839
100,000	IL Health Facs. Auth. Rev. Ref. (Sinai Health) (FHA Insured)	5.00	8/15/24	104,561
100,000	Lake Co. Community School District #3 G.O. (Beach Park) (AMBAC Insured) [6]	6.47	2/1/19	75,074
82,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate)	5.75	3/1/22	53,035
90,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	87,376
500,000	Winnebago & Stephenson Co. G.O. (School District 321) (NATL-RE FGIC Insured) [6]	5.25	1/1/19	356,245

				4,373,629

Indiana - 2.2%
250,000	Crown Point Economic Dev. Rev. (Wittenberg Village Proj.)	6.50	11/15/13	250,112
205,000	Delaware Co. Hospital Rev. (Cardinal Health System)	5.00	8/1/24	198,618
370,000	East Chicago Redev. Tax Allocation (Harborside)	5.50	1/15/16	379,605
250,000	Hammond Public Improvement Board Rev.	6.50	8/15/25	263,313
215,000	IN Finance Auth. Rev. (Drexel Foundation Education Facs. Proj.)	6.00	10/1/21	226,924
200,000	IN Health & Education Fac. Finance Auth. Hospital Rev.	5.50	3/1/22	211,230
100,000	Richmond Hospital Auth. Rev. (Reid Hospital)	6.50	1/1/29	111,752

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	9

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit High Income Municipal Bond Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
150,000	St. Joseph Co. Economic Dev. Rev. (Holy Cross Village)	5.70	5/15/28	140,066
150,000	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.80	2/15/24	57,315
250,000	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	95,525

				1,934,460

Iowa - 0.4%
150,000	IA Finance Auth. Sr. Hsg. Rev. Ref. (Walnut Ridge Proj.)	5.00	12/1/14	140,274
100,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.00	11/15/21	78,848
200,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.50	11/15/27	152,414

				371,536

Kansas - 0.9%
500,000	Overland Park Transportation Dev. District Sales Tax Rev. (Oak Park Mall Proj.)	5.90	4/1/32	516,140
500,000	Wyandotte Co. Govt. Special Obligation Rev. [6]	6.07	6/1/21	284,395

				800,535

Kentucky - 0.4%
140,000	Jefferson Co. Mtg. Rev. (Christian Church Homes)	6.13	11/15/13	140,291
250,000	Louisville/Jefferson Co. Health Fac. Rev. (Jewish Hospital St. Mary’s Healthcare)	6.00	2/1/22	260,167

				400,458

Louisiana - 1.1%
195,000	LA Local Govt. Rev. (Capital Projects & Equipment Acquisition) (ACA Insured)	6.55	9/1/25	183,187
250,000	LA Public Facs. Auth. Hospital Rev.	6.75	7/1/39	276,205
150,000	New Orleans Aviation Board Gulf Opportunity Zone (Consolidated Rental Car)	6.00	1/1/25	162,666
250,000	New Orleans Sewer Service Rev. Ref. (Assured Guaranty)	6.00	6/1/24	276,090
125,000	St. John Baptist Parish Rev. (Marathon Oil Corp.)	5.13	6/1/37	125,313

				1,023,461

Maine - 0.2%
155,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	167,623

Maryland - 0.7%
250,000	Howard Co. Retirement Community Rev. (Vantage House)	5.25	4/1/27	210,168
125,000	MD State Health & Higher Education Facs. Rev. (King Farm Pres)	5.00	1/1/17	121,014
250,000	MD State Health & Higher Education Facs. Rev. (Patterson Park)	5.10	7/1/20	260,810

				591,992

Massachusetts - 1.3%
330,000	MA Development Finance Agency Facs. Rev.	6.25	6/1/14	330,247
500,000	MA Education Finance Auth. Education Loan Rev.	5.20	1/1/27	517,030
100,000	MA Health & Education Facilities Auth. Rev. (Valley Regional Health System) (AMBAC Insured)	5.75	7/1/18	100,025
185,000	MA Health & Education Facilities Auth. Rev. (Quincy Medical Center)	5.13	1/15/12	186,384

				1,133,686

Michigan - 3.5%
350,000	Advanced Technology Academy Public School Rev.	6.00	11/1/28	350,865
170,000	Benton Township Sewer Improvement G.O. (AMBAC Insured)	5.50	8/1/20	170,336
240,000	Detroit Convention Fac. Capital Appreciation Rev. (NATL-RE Insured) [6]	6.17	9/30/14	213,934
190,000	Detroit Downtown Dev. Auth. Tax Allocation (Dev. Area No. 1) (NATL-RE Insured)	4.75	7/1/25	179,010
150,000	Detroit G.O. (XLCA Insured)	5.25	4/1/20	137,059
100,000	Detroit Sewage Disposal System Rev. Ref. Second Lien (NATL-RE Insured)	5.50	7/1/22	110,487
250,000	Grand Traverse Academy Public School Academy Rev. Ref.	5.00	11/1/22	232,782
50,000	Kentwood Economic Ltd. Obligation Rev. (Holland Home)	5.25	11/15/14	49,814
200,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Academy)	8.00	9/1/21	227,888

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
155,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	165,300
150,000	MI Public Education Facs. Auth. Rev. Ref. (Landmark Academy)	6.00	6/1/20	158,200
400,000	MI State Hospital Finance Auth. Rev. (Hospital-Crittenton)	5.63	3/1/27	403,620
40,000	MI State Hospital Finance Auth. Rev. Ref. (Detroit Medical Group) (AMBAC Insured)	5.25	8/15/27	37,707
150,000	MI Strategic Fund Rev. Ref. (Detroit Edison) (XLCA-ICR Insured)	5.45	9/1/29	150,968
300,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	275,805
290,000	Saginaw Hospital Finance Auth. Rev. (Covenant Medical Center Proj.)	6.50	7/1/30	293,132

				3,156,907

Minnesota - 3.8%
350,000	Anoka Co. Hsg. & Redev. Rev. [9]	6.88	5/1/40	360,108
100,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	91,990
90,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.00	2/15/17	85,787
250,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	250,343
350,000	Sartell Health Care & Hsg. Facs. Rev. (Foundation for Healthcare Proj.)	6.63	9/1/29	351,404
430,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	451,685
70,000	St. Cloud Hsg. & Redev. Auth. Multifamily Rev. (Germain Towers Proj.) (HUD Section 8)	5.90	9/1/20	63,622
285,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	294,294
150,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (US Bank Operations)	6.50	8/1/22	148,764
375,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	341,111
400,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	411,344
225,000	White Earth Band of Chippewa Indians Rev. (ACA Insured)	7.00	12/1/11	229,466
300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	294,768

				3,374,686

Missouri - 4.0%
390,000	Community Memorial Hospital District Rev.	6.68	12/1/34	344,015
315,000	Fenton Tax Increment Rev. (Gravois Bluffs Redev.)	4.50	4/1/21	315,608
300,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	302,067
140,000	Joplin Industrial Dev. Auth. Rev. Ref. (Christian Homes, Inc. Proj.)	5.50	5/15/17	139,452
500,000	Kansas City Industrial Dev. Auth. Multifamily Hsg. Rev. (Grand Blvd. Lofts)	5.00	1/1/12	499,960
690,000	Kansas City Special Obligation Capital Appreciation Rev. [6]	6.55	2/1/23	384,213
250,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev.	6.50	5/15/15	251,472
250,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev.	8.00	5/15/21	265,287
100,000	Lakeside 370 Levee District Improvement Special Tax	7.00	4/1/28	97,930
240,000	MO Dev. Finance Board Rev. (Arnold Road Infrastructure)	5.00	11/1/27	240,048
250,000	MO Health & Educational Facs. Auth. (Senior Living Facs.-Lutheran Senior)	5.38	2/1/35	248,805
500,000	St. Joseph Industrial Development Auth. Tax Increment Rev. (Shoppes North Village)	4.25	11/1/11	500,800

				3,589,657

Nevada - 2.2%
215,000	Clark Co. Improvement District Special Assessment (128 Summerlin)	5.00	2/1/20	185,599
250,000	Las Vegas Paiute Tribe Rev. (ACA Insured)	6.63	11/1/17	215,150
200,000	Mesquite Redev. Agy. Tax Allocation Rev.	6.00	6/1/15	208,374
160,000	North Las Vegas Local Improvement Ref. (Special Improvement District No. 60-B)	5.10	12/1/22	138,238
425,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	435,412
400,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	391,236
300,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.50	6/15/20	300,681
150,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.75	6/15/28	145,320

				2,020,010

New Hampshire - 0.2%
600,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured) [6]	6.91	1/1/27	160,752

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	11

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit High Income Municipal Bond Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
New Jersey - 0.7%
100,000	NJ Education Facs. Rev. Ref. (Univ. Medical & Dentistry)	7.13	12/1/23	119,640
230,000	NJ Health Care Facs. Finance Auth. Rev. (AMBAC Insured)	6.25	7/1/16	230,467
145,000	NJ Health Care Rev. (St. Josephs Health Care System)	5.75	7/1/15	158,035
250,000	NJ Transportation Auth. Capital Appreciation Rev. [6]	5.85	12/15/25	121,700

				629,842

New Mexico - 0.5%
400,000	Farmington Pollution Control Rev. Ref. (San Juan)	5.20	6/1/40	407,984

New York - 0.8%
250,000	Brooklyn Arena Local Dev. Corp. (Barclays Center)	6.00	7/15/30	268,763
250,000	NY Dorm Auth. Rev. (Frances Schervier Home) (Radian Insured)	5.50	7/1/27	250,048
200,000	Seneca Nation Indians Capital Improvement Auth. Special Obligation Rev. [4]	5.00	12/1/23	165,854

				684,665

North Carolina - 0.2%
240,000	Buncome Co. Proj. Dev. Finance Rev. (Woodfin Downtown Corridor Dev.)	6.75	8/1/24	225,221

North Dakota - 0.5%
20,371	City of Washburn (Bismarck State College Foundation)	5.01	4/1/32	20,939
250,000	Grand Forks Healthcare System Rev. (Altru Health) (NATL-RE Insured)	5.63	8/15/27	250,065
200,000	Langdon Health Care Facs. Rev. (Cavalier Co. Memorial Hospital Proj.)	6.20	1/1/25	205,664

				476,668

Ohio - 2.2%
250,000	Bowling Green Student Hsg. Rev. (State Univ. Proj.)	5.75	6/1/31	256,125
395,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	337,930
245,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	233,375
140,900	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	151,059
205,000	Hamilton Co. Healthcare Rev. Ref. (Life Enriching)	5.00	1/1/27	202,513
250,000	OH Air Quality Dev. Auth. Rev. (Ohio Power Co.) (AMBAC Insured)	5.15	5/1/26	250,433
150,000	Ross Co. Hospital Rev. Ref. (Adena Health System)	5.75	12/1/28	159,630
250,000	Toledo-Lucas Co. Special Assessment Rev. (Crocker Park)	5.38	12/1/35	236,320
170,000	Toledo-Lucas Co. Special Assessment Rev. (Town Square)	5.40	11/1/36	142,824

				1,970,209

Oklahoma - 0.3%
250,000	Langston Economic Dev. Rev. (Langston Univ./LDF) (ACA Insured)	5.00	5/1/35	231,978

Oregon - 0.7%
150,000	Forest Grove Campus Improvement Rev. (Pacific Univ.)	6.00	5/1/30	157,622
200,000	Redmond Airport Rev.	5.50	6/1/24	210,398
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	287,997

				656,017

Pennsylvania - 3.5%
500,000	Allegheny Co. Industrial Development Auth. Charter School Rev. (Propel Charter-East)	5.90	8/15/26	512,750
300,000	Chester Co. Health & Education Facs. Auth. Hospital Rev.	6.75	7/1/31	303,159
170,000	Crawford Co. Industrial Dev. Rev. (Allegheny College)	6.00	11/1/31	183,093
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	258,195
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.27	8/15/42	163,953
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	583,420
60,000	Montgomery Co. Industrial Dev. Auth. Rev. (Whitemarsh)	6.00	2/1/21	57,111
250,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.75	12/1/28	195,770
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	405,625

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
400,000	Philadelphia Hospital & Higher Education Facs. Auth. Hospital Rev. (Temple Univ. Hospital)	6.63	11/15/23	400,128
100,000	Quakertown General Auth. Health Rev. (Lifequest) (GNMA Collateralized)	6.05	7/20/24	105,850

				3,169,054

Puerto Rico - 0.4%
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [6]	6.13	8/1/29	339,260

Rhode Island - 0.9%
350,000	RI Health & Education Building Corp. Rev. (Johnson & Wales) (AMBAC Insured)	6.10	4/1/26	350,371
200,000	RI Health & Education Building Corp. Rev. (Steere House Proj.)	5.80	7/1/20	200,000
250,000	RI Health & Education Building Corp. Rev. Ref. (Univ. of RI)	6.50	9/15/28	286,368

				836,739

South Carolina - 0.2%
150,000	SC Jobs Economic Dev. Auth. Hospital Rev. Ref. & Improvement (Hampton Medical)	4.75	11/1/12	152,059

South Dakota - 0.5%
480,000	Aberdeen Economic Dev. Rev. (Presentation College)	5.63	5/1/29	490,858

Tennessee - 1.4%
200,000	Blount Co. Health & Education Facs. Rev. (Asbury, Inc.)	5.13	4/1/23	177,870
500,000	Johnson City Health & Education Facs. Rev. (Mtn. States)	5.63	7/1/30	522,275
250,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. Escrowed to Maturity	9.75	2/15/15	278,760
250,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. Escrowed to Maturity	9.75	2/15/15	278,760

				1,257,665

Texas - 10.4%
160,000	Bexar Co. Health Facs. Dev. Corp. Rev.	5.88	7/1/30	164,832
500,000	Bexar Co. Hsg. Fin. Corp. Rev. (American Opportunity) (NATL-RE Insured)	5.70	1/1/21	476,085
100,000	Bexar Co. Hsg. Fin. Corp. Rev. (American Opportunity) (NATL-RE Insured)	5.80	1/1/31	90,604
150,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	142,707
300,000	Brazos Co. Health Facs. Development Corp. Rev. (Franciscan Services Corp.)	5.38	1/1/32	302,151
500,000	Capital Area Cultural Education Facs. Finance Corp. Rev.	5.75	4/1/26	526,930
400,000	Central TX Regional Mobility Auth. Rev.	5.75	1/1/25	426,244
250,000	Clifton Higher Education Finance Corp. Education Rev. (Uplift Education Proj.)	6.00	12/1/30	258,043
100,000	Clifton Higher Education Rev. Ref. (Tejano Center Community)	7.75	2/15/18	118,303
162,877	Galveston Co. Municipal Utilities Bond Anticipation Notes Rev.	6.16	3/1/11	130,318
250,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.)	6.75	8/15/21	264,497
55,000	Harris Co. Hsg. Fin. Corp. Multi Family Hsg. Rev. Sr. Lien (Windsor Hsg. Found.) Escrowed to Maturity	6.30	6/1/25	55,247
500,000	Harrison Co. Health Facs. Dev. Corp. Rev. (Good Shephard Health System)	5.25	7/1/28	492,020
350,000	Houston Hotel Occupancy Tax & Special Rev. (AMBAC Insured) [6]	6.34	9/1/23	176,498
195,000	Kerrville Health Facs. Rev. (Sid Peterson)	5.45	8/15/35	187,046
240,000	Lewisville Combination Contract Improvement Rev. Special Assessment	6.75	10/1/32	251,618
400,000	North TX Tollway Auth. Rev. Ref.	6.13	1/1/31	432,988
200,000	North TX Tollway Auth. Rev. Ref. First Tier	5.63	1/1/33	213,012
500,000	Port of Corpus Christi Auth. Rev. Ref. (Union Pacific Corp. Proj.)	5.65	12/1/22	506,585
100,000	Richardson Hospital Auth. Rev. Ref. (Baylor/Richardson Proj.)	5.63	12/1/28	98,593
185,000	Rio Grande Valley Health Facs. Dev. Corp. Hospital Rev. (Valley Baptist) (NATL-RE Insured)	6.40	8/1/12	185,559
275,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Air Force Village)	5.75	11/15/19	293,329
200,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Air Force Village)	5.13	5/15/27	189,174
50,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (C.C. Young Memorial Home Proj.)	5.00	2/15/13	49,110
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (C.C. Young Memorial Home Proj.)	6.50	2/15/14	251,290
190,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Edgemere)	6.00	11/15/26	194,969
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	6.25	11/15/14	251,210
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	271,230
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Sr. Living Center Proj.)	6.50	11/15/14	500,645

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	13

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit High Income Municipal Bond Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
410,000	Tom Green Co. Hsg. Finance Corp. Mtg. Rev. [6]	28.62	3/1/16	77,904
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Querencia Barton Creek Proj.)	5.10	11/15/15	248,075
450,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	457,141
500,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	572,595
400,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Idea Public School) (ACA Insured)	5.00	8/15/30	376,904
150,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Uplift Education)	5.35	12/1/17	158,011

				9,391,467

Utah - 1.2%
200,000	Provo Charter School Rev. (Freedom Academy Foundation)	5.50	6/15/37	164,150
200,000	UT Associated Minicipal Power System Rev.	5.00	5/1/27	172,674
250,000	UT Charter School Finance Auth. Rev. (North Davis Prep.)	5.75	7/15/20	252,960
500,000	UT Charter School Finance Auth. Rev. (Paradigm High School)	5.75	7/15/20	502,180

				1,091,964

Virgin Islands - 0.3%
250,000	Virgin Islands Public Finance Auth Rev. (Diago)	6.75	10/1/37	282,140

Virginia - 0.4%
250,000	VA Housing Development Auth. Commonwealth Mortgage Rev. (G.O. of Auth. Insured)	6.00	7/1/25	277,228
100,000	VA Tobacco Settlement Finance Corp. Sr. Rev.	5.00	6/1/47	67,821

				345,049

Washington - 2.2%
170,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	162,137
100,000	Quinault Indian Nation Rev. Ref. & Improvement (Beach) (ACA Insured)	5.80	12/1/15	88,465
350,000	WA Health Care Auth. Rev. (Seattle Cancer Care)	6.50	3/1/24	388,237
500,000	WA Health Care Auth. Rev. (Seattle Cancer Care)	7.13	3/1/29	564,925
500,000	WA Health Care Facs. Auth. Rev. (Overlake Hospital Medical Center)	5.25	7/1/23	527,890
100,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.10	1/1/13	96,218
150,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	133,344

				1,961,216

Wisconsin - 3.3%
110,000	Milwaukee Redev. Auth. Rev. (Academy of Learning)	5.50	8/1/22	99,152
500,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	5.60	2/15/29	500,245
290,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	298,941
100,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.00	8/15/19	101,891
375,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.50	8/15/24	375,120
100,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	101,345
250,000	WI Health & Education Facs. Auth. Rev. (Beloit College)	6.00	6/1/30	263,280
100,000	WI Health & Education Facs. Auth. Rev. (Marshfield Clinic) (NATL-RE Insured)	5.63	2/15/17	100,132
500,000	WI Health & Education Facs. Auth. Rev. (Sinai Samaritan Medical Center) (NATL-RE Insured)	5.88	8/15/26	500,185
250,000	WI Health & Education Facs. Auth. Rev. (St. Johns Communities, Inc.)	5.40	9/15/14	250,622
250,000	WI Health & Education Facs. Auth. Rev. Ref. (Three Pillars)	5.60	8/15/23	254,195
100,000	WI Health & Education Facs. Auth. Rev. Ref. (Three Pillars)	5.75	8/15/26	101,189

				2,946,297

Total Municipal Bonds
(cost: $83,745,284)				85,644,014

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Closed-End Mutual Funds - 2.7%
40,000	BlackRock Long-Term Municipal Advantage Trust (BTA)	464,800
5,000	BlackRock MuniHoldings Florida Insured Fund (MFL)	73,100
35,000	DWS Municipal Income Trust (KTF)	466,550
10,000	DWS Strategic Municipal Income Trust (KSM)	138,500
20,000	Invesco Municipal Income Opportunities Trust (OIA)	137,800
26,000	Invesco Van Kampen Advantage Muni Income Trust (VKI)	334,880
19,700	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)	296,485
75,000	MFS High Income Municipal Trust (CXE)	390,000
10,000	PIMCO California Municipal Income Fund II (PCK)	97,800

Total Closed-End Mutual Funds
(cost: $2,059,479)		2,399,915

Short-Term Securities - 3.1%
2,823,142	Dreyfus Tax-Exempt Cash Management Fund, 0.12%
Total Short-Term Securities
(cost: $2,823,142)		2,823,142

Total Investments in Securities - 101.1%
(cost: $88,627,905)		90,867,071
Other Assets and Liabilities, net - (1.1%)		(1,023,283)

Total Net Assets - 100.0%		$89,843,788

[1]	Variable rate security. Rate disclosed is as of September 30, 2010.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2010 was $654,094 and represented 0.7% of net assets.
[4]

144A Restricted Security. The total value of such securities as of September 30, 2010 was $1,278,783 and represented 1.4% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2010 was $654,094 and represented 0.7% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[9]

Municipal Lease Security. The total value of such securities as of September 30, 2010 was $1,623,481 and represented 1.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of September 30, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Short-Term Securities	$2,823,142	—	—	$2,823,142
Closed-End Mutual Funds	2,399,915	—	—	2,399,915
Municipal Bonds	—	$85,644,014	—	85,644,014
Total:	$5,223,057	$85,644,014	—	$90,867,071

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	15

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2010

Sit High Income Municipal Bond Fund

ASSETS
Investments in securities, at identified cost	$88,627,905

Investments in securities, at fair value - see accompanying schedule for detail	$90,867,071
Accrued interest and dividends receivable	1,214,200
Other receivables	625

Total assets	92,081,896

LIABILITIES
Disbursements in excess of cash balances	468,529
Payable for investment securities purchased	1,532,156
Payable for Fund shares redeemed	139,029
Cash portion of dividends payable to shareholders	40,115
Accrued investment management fees	58,279

Total liabilities	2,238,108

Net assets applicable to outstanding capital stock	$89,843,788

Net assets consist of:
Capital (par value and paid-in surplus)	$88,327,823
Accumulated net realized gain (loss) from security transactions	(723,201)
Unrealized appreciation (depreciation) on investments	2,239,166

$89,843,788

Outstanding shares	9,894,700

Net asset value per share of outstanding capital stock	$9.08

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)

Six Months Ended September 30, 2010

Sit High Income Municipal Bond Fund

Investment income:
Income:
Dividends	$74,309
Interest	2,271,881

Total income	2,346,190

Expenses (note 4):
Investment management fees	242,712
Regulatory expenses	19,646
Fund administration services	74,975
Custodian fees	2,872

Total expenses	340,205

Net investment income	2,005,985

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	327,229

Net change in unrealized appreciation (depreciation) on investments	2,924,134

Net gain (loss) on investments	3,251,363

Net increase (decrease) in net assets resulting from operations	$5,257,348

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	17

STATEMENTS OF CHANGES IN NET ASSETS

Sit High Income Municipal Bond Fund

	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010
Operations:
Net investment income	$2,005,985	$2,758,525
Net realized gain (loss) on investments	327,229	(55,259)
Net change in unrealized appreciation (depreciation) of investments	2,924,134	6,248,944

Net increase (decrease) in net assets resulting from operations	5,257,348	8,952,210

Distributions from:
Net investment income	(2,005,985)	(2,758,525)
Net realized gains on investments	—	—

Total distributions	(2,005,985)	(2,758,525)

Capital share transactions:
Proceeds from shares sold	21,441,930	34,802,159
Reinvested distributions	2,088,332	2,315,720
Payments for shares redeemed	(6,841,261)	(7,110,442)

Increase (decrease) in net assets from capital transactions	16,689,001	30,007,437

Total increase (decrease) in net assets	19,940,364	36,201,122

Net assets:
Beginning of period	69,903,424	33,702,302

End of period	$89,843,788	$69,903,424

Capital transactions in shares:
Sold	2,412,022	4,166,672
Reinvested distributions	234,635	275,269
Redeemed	(767,196)	(824,541)

Net increase (decrease)	1,879,461	3,617,400

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit High Income Municipal Bond Fund

	Six Months Ended September 30, 2010	Year Ended March 31,			Three months ended March 31,
	(Unaudited)	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$8.72	$7.66	$9.12	$10.01	$10.00
Operations:
Net investment income [1]	0.22	0.43	0.44	0.41	0.08
Net realized and unrealized gains (losses) on investments	0.36	1.06	(1.46)	(0.89)	0.01

Total from operations	0.58	1.49	(1.02)	(0.48)	0.09
Distributions from:
Net investment income	(0.22)	(0.43)	(0.44)	(0.41)	(0.08)
Net Asset Value:
End of period	$9.08	$8.72	$7.66	$9.12	$10.01

Total investment return [2]	6.73%	19.84%	(11.45%)	(4.89%)	0.90%

Net assets at end of period (000’s omitted)	$89,844	$69,903	$33,702	$24,777	$9,480

Ratios: [3]
Expenses (without waiver) [4]	0.84%	0.91%	0.93%	1.14%	4.69%
Expenses (with waiver) [4]	n/a	n/a	0.85%	0.85%	0.85%
Net investment income (with waiver)	4.96%	5.13%	5.26%	4.30%	3.18%

Portfolio turnover rate (excluding short-term securities)	10.72% [5]	24.20%	29.27%	19.38%	0.00%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets (annualized). Prior to March 31, 2009, total Fund expenses were limited to 0.85% of average daily net assets. During those periods, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

SEPTEMBER 30, 2010	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010

(1)	Organization

The Sit High Income Municipal Bond Fund (the Fund) is a no-load fund, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company, or series thereof. The Fund is a series fund of Sit Mutual Funds II, Inc. The Fund has 10 billion authorized shares of capital stock that have a par value of $0.001. The Fund’s objective is to seek high current income that is exempt from regular income tax.

(2)	Significant Accounting Policies

Short-Term Trading (Redemption) Fees

The Fund charges a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. These are primarily inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Fund’s investments as of September 30, 2010 is included with the Fund’s schedule of investments.

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010 (Continued)

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in the Funds’ financial statement disclosures.

Federal Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund has recorded in its financial statements the full benefit of its tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Management has analyzed the Fund’s tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise returns for the 2007, 2008 and 2009 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes are identical to book and are as follows:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation	Cost of Securities on a Tax Basis
$4,565,515	($2,326,349)	$2,239,166	$88,627,905

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 were as follows:

	Ordinary Income	Long Term Capital Gain	Total
Year ended March 31, 2010	$2,758,525	—	$2,758,525
Year ended March 31, 2009	1,754,686	—	1,754,686

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
$72,633	$257,496	($1,050,430)	($684,968)

Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2010, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of March 31, 2010 for the Fund, were as follows:

Capital Loss Carryover Expiring in:			Net Capital Loss Carryover	Post-October Capital Loss Deferral	Accumulated Capital and Other Losses
2016	2017	2018

$27,089	$120,604	$796,008	$943,701	$106,729	$1,050,430

SEPTEMBER 30, 2010	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010 (Continued)

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Fund’s capital stock. Distributions from net investment income are declared daily and paid monthly for the Fund. Distributions from net realized gains, if any, will be made annually for the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 2010, were as follows:

Purchases	Proceeds

$24,081,938	$8,408,209

(4)	Affiliated Fees and Transactions

Investment Adviser

The Fund has entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund’s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of 0.60%. The Fund is obligated to pay all of its other operating expenses (including, but not limited to, custody, regulatory, and fund administration fees).

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Fund as a whole owned 26,300 shares of the Fund as of September 30, 2010, which represented 0.3% of all shares outstanding.

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Sit High Income Muni Bond Fund	Beginning Account Value (4/1/10)	Ending Account Value (9/30/10)	Expenses Paid During Period* (4/1/10 - 9/30/10)
Actual	$1,000	$1,067.30	$4.35
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.26

*Expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

SEPTEMBER 30, 2010	23

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Fund follows certain policies and procedures for voting proxies for securities held in the portfolio. A description of the Fund’s proxy voting policies and procedures is available without charge upon request by calling the Fund at 1-800-332-5580.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Fund at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
September 30, 2010

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
PFPC Trust Company
P. O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
P. O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
612-332-5580
www.sitfunds.com

Semi-Annual Report
September 30, 2010

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

Six Months Ended September 30, 2010

Dear fellow shareholders:

    U.S. fixed-income markets continued to post strong performance during the six-month period, driven by the uncertain state of the economy and mixed signs of improvement in selected economic sectors. Slowing economic growth resulted in market expectations that the Federal Reserve will not only keep the federal funds rate very low for an extended period of time, but that another round of “quantitative easing” (QE2) in the form of large-scale asset purchases will be undertaken to keep the economic recovery on track and allay fears of a double-dip recession.

    Taxable bond yields declined and the yield curve continued to flatten during the six-month period, as shorter-term yields approached historic absolute lows and longer-term yields declined. Specifically, the 2-year maturity U.S.Treasury note yield decreased 60 basis points to 0.42%, while the 30-year U.S. Treasury bond yield decreased 102 basis points to 3.69%. Most taxable bond sectors provided strong returns, with the commercial mortgage-backed sector performing best, as businesses recorded increasing profits and high levels of cash, followed by the longer-duration corporate sector, where financials performed particularly well. The U.S. Treasury sector also provided strong returns, as continued rhetoric from the Fed regarding additional Treasury bond purchases supported prices in that sector. Returns on asset-backed securities basically matched those of the Aggregate Index and were led by the credit card sector. The mortgage-backed securities sector underperformed due to its shorter duration.

    Tax-exempt municipal bond yields also declined during the six-month period. Long-term municipal yields fell to below the 4.90% level by the end of August, a range not sustained since the first quarter of 2008. The Bond Buyer 40-Bond Index yield ended the period 39 basis points lower, at 4.87%. Positive bond fund flows and light issuance contributed to the continued decline in yields. Tax-exempt municipals provided strong returns, with longer maturity and lower-rated bonds seeing the greatest price strength as investors sought out their attractive absolute yields. Among revenue bonds, the longer duration industrial revenue, special tax and hospital sectors posted the best performance, while shorter duration prerefunded bonds lagged.

    Turning to the U.S. economy, second quarter 2010 real GDP growth was +1.7%, and showed continued deceleration from the +3.7% and +5.0% growth rates posted in the first quarter of 2010 and the fourth quarter of 2009, respectively. Revisions going into the final second quarter figure included stronger consumer spending and greater inventory accumulation, which were offset by faster import growth and lower government spending, particularly at the state and local level. In the second quarter of 2010, the residential investment component recorded its first year-over-year gain in many quarters. Reports suggest that housing demand has stabilized, after hitting bottom following the expiration of the homebuyer tax credit, and mortgage rates are now at record lows. In addition, the August Institute of Supply Management’s (ISM) Manufacturing Index report indicates that the manufacturing sector is slowing, but remains expansionary.

    Consumer spending grew in August, buoyed by higher personal income. However, the increase in wages, in part, reflected an extension of unemployment benefits that has resulted in a record level of “transfer” payments, in aggregate totaling 18.5% of personal income. We believe that the consumer remains the key economic driver; thus, employment trends will continue to be the dominant factor affecting the prospects for recovery. While job creation has been positive, the number of jobs created year to date has only averaged 68,000 per month and represents a small fraction (i.e., less than 10%) of the jobs lost in 2008 and 2009. As such, economists project the unemployment rate, currently at 9.6%, will average at least 9% through 2011.

    Inflation is expected to remain subdued, as the slowing pace of economic recovery has limited companies’ ability to pass along higher commodity and other costs. In fact, deflation is a bigger concern of monetary authorities, as revealed in the Fed’s September 21st policy statement.

    Regarding the fiscal outlook, with only September remaining to be reported, the Congressional Budget Office estimates that the federal deficit was slightly less than $1.3 trillion in fiscal year 2010, compared with a deficit of slightly more than $1.4 trillion in 2009. Receipts have generally been higher, reflecting improved economic conditions (as well as the Fed’s remittances of earnings on its huge portfolio of assets), while spending outlays on the financial crisis were lower versus the prior year. Looking forward, the deficit for fiscal 2011 will probably be smaller, but not significantly smaller, than fiscal 2010. Any decline in the fiscal 2011 deficit will depend heavily on whether Congress extends any or all of the Bush tax cuts beyond this year. Allowing all of the Bush tax cuts to expire on schedule would raise just under $200 billion in revenue in fiscal 2011, according to Treasury estimates.

    Congress returns for a “lame duck” session on November 15th with less than seven working weeks through the end of the year to pass legislation. How much of Congress’ vast agenda will get done when it reconvenes is debatable and very dependent on the outcome of the elections. Pundits believe that the Republican Party is likely to retake leadership of the House and, possibly, the Senate. If so, Republicans would get significant input into what passes after the election; this will either result in gridlock or bipartisanship, depending on which side “blinks” first. Any bill that is still pending at the end of the congressional session dies, forcing lawmakers to start from scratch, reintroducing it at the start of a new two-year term.

    The Federal Reserve’s U.S. trade-weighted major currencies dollar index was down -5.1% from its recent peak in June 2010, as the slowing U.S. economic recovery refocused attention on our country’s economic and fiscal problems, and away from Europe’s economic and social woes. The U.S. greenback is now trading at new lows relative to the yen and other major currencies. Expectations that the Fed will pursue another round of quantitative easing have

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

exacerbated the U.S. dollar’s decline, as well as driven the price of gold to a record high and U.S. stocks to a five-month high.

Strategy Summary

    The Federal Reserve is expected to restart a bond-buying program after the Federal Open Market Committee (FOMC) meets on November 2nd-3rd. Predictions focus on a liquidity injection of up to $1 trillion over roughly 12 months using an “incremental” approach to quantitative easing. In other words, rather than announce massive bond purchases with a finite end to shock the U.S. financial system back to life as they did in 2009, Fed officials are considering a more open-ended, smaller-scale program that can be adjusted as the recovery unfolds. The risk is that markets may be disappointed if they don’t perceive the total amount of purchases to be substantial enough. In this environment, we expect subpar economic growth (i.e., 2.0%) over the next few quarters, followed by a slight acceleration (i.e., 2.5%) in the second half of 2011, as consumer spending remains subdued. These assumptions yield annual growth rates of +2.7% in 2010 and +2.1% in 2011, compared with -2.6% in 2009.

    Looking forward, we continue to believe that the Fed’s massive monetary stimulus plan is likely to result in a modestly positive inflationary environment in the intermediate term, and that, combined with a potentially positive surprise in the residential housing market next year from the currently dire outlook, is likely to push interest rates higher. As such, we believe U.S. Treasury securities should be underweighted due to their currently low absolute yields. We continue to focus on older vintage, high-coupon, agency mortgage pass-through securities that provide high levels of income at stable price levels.

    Demand for tax-exempt municipals has continued to benefit from the relative reduction in new issue supply that has resulted from the shift toward taxable Build America Bonds (BABs), which has doubled in volume since one year ago. Year to date, approximately one-third of municipal new issuance continues to be taxable. Legislation to extend the issuance of the Build America Bonds program remains in negotiations. While we believe the BAB extension will eventually pass, the surrounding uncertainty could result in temporary supply imbalances and dislocations in yields, particularly if issuers decide to push BAB issuance forward, prior to the current program’s expiration on December 31st, 2010, or if extension efforts fail and the market sees a resurgence in tax-exempt issuance.

    As of September 30th, relative yield ratios of high grade municipals to Treasuries remained at the cheap end of their longer term historical valuation ranges and, more importantly, relative yield ratios of lower-rated, investment grade municipals to Treasuries continued to be very attractively valued. Although credit spreads for lower-rated bonds have narrowed substantially over the past year, we believe the absolute yields offered by these bonds remain attractive. We believe that the tax-exempt yield curve will continue to flatten and that credit spreads on lower-rated bonds will continue to narrow, particularly as investors seek out alternatives to very low short-term yields. While fiscal stresses continue to make headlines, we believe that issuance trends will have a greater impact on tax-exempt yield levels than credit concerns. We believe a broad-based crisis will be averted as municipalities eventually successfully address projected budget gaps with tax increases and reduced spending, including pension reform. In addition, we expect revenue streams to gradually improve as the economic recovery stabilizes. As always, diversification remains a key factor in managing risk.

    We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

SEPTEMBER 30, 2010	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +2.62% during the 6-month period ended September 30, 2010, compared to the return of the Barclays Intermediate Government Bond Index of +5.45%. The Fund’s 30-day SEC yield was 3.47% and its 12-month distribution rate was 3.04%.

During the 6-month period, the Fund benefited from the income advantage produced by its holdings in older-vintage, higher-coupon mortgage pass-through securities and collateralized mortgage obligations. The Fund also benefited from its allocation to U.S. Treasury bonds, as Treasury bond prices increased during the period. Returns were negatively impacted from modest price declines in its mortgage holdings, as investor concern over the future of the Federal housing agencies, Fannie Mae and Freddie Mac, served to reduce investor demand for most mortgage securities. In addition, continuous congressional proposals to refinance all mortgages that were securitized into bonds insured by Fannie Mae and Freddie Mac caused investor uncertainty to rise and prices of these securities to fall. An underweight in the U.S. Treasury sector, relative to the benchmark, also negatively impacted the Fund’s performance. Treasury bond prices rose as a result of the Federal Reserve’s announcement in the third quarter that the proceeds from maturing mortgage and agency securities, which it purchased following the liquidity crisis of 2008, would be used to purchase additional U.S. Treasury securities.

Looking forward, we continue to believe that the intermediate term inflationary environment that is likely to result from the Federal government’s massive monetary stimulus plan, combined with a potentially positive surprise to the upside in the residential housing market going into 2011, is likely to push interest rates higher. As such, we are maintaining an underweight to the U.S. Treasury sector. We also continue to focus on high-coupon, agency mortgage pass-through securities that are of older vintage, as these continue to provide high levels of income at stable price levels, especially relative to the low absolute levels of shorter-term interest rates available from

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital Intermediate Government Bond Index is a sub-index of the Barclays Capital Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Capital Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

other investment alternatives. This high level of income has been a fundamental focus of the Fund since its inception.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2010

	Sit U.S. Government Securities Fund	Barclays Capital Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
Six Month	2.62%	5.45%	n/a
One Year	5.13	6.19	8.22%
Five Years	5.69	5.87	5.66
Ten Years	5.26	5.69	5.66
Since Inception (6/2/87)	6.57	6.75	6.39

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital Intermediate Government Bond Index is a sub-index of the Barclays Capital Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Capital Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

PORTFOLIO SUMMARY

Net Asset Value 9/30/10:	$11.27 Per Share
Net Asset Value 3/31/10:	$11.13 Per Share
Total Net Assets:	$980.8 Million
30-day SEC Yield [3]:	3.47%
12-month Distribution Rate [3]:	3.04%
Average Maturity:	22.3 Years
Effective Duration [4]:	1.1 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE PROFILE
0-1 Year	0.9%
1-5 Years	93.3%
5-10 Years	4.6%
10-20 Years	0.0%
20+ Years	1.2%

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which may vary from their stated maturities.

SEPTEMBER 30, 2010	5

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mortgage Pass-Through Securities - 54.5%
Federal Home Loan Mortgage Corporation - 17.7%
230,372	5.50	8/1/17-3/1/33	247,107
342,935	6.38	12/1/26-12/1/27	375,750
20,873,214	6.50	4/1/28-10/1/36	22,813,316
1,108,764	6.88	2/17/31	1,219,720
51,834,103	7.00	2/1/16-1/1/39	58,005,345
191,133	7.38	12/17/24	215,796
60,864,639	7.50	9/1/26-10/1/38	69,115,390
167,128	7.95	10/1/25-11/1/25	191,402
2,489,256	8.00	5/1/17-1/1/37	2,860,478
35,948	8.25	12/1/17	39,759
4,068,428	8.50	5/1/16-8/1/36	4,717,687
7,142,685	9.00	11/1/15-11/1/36	8,225,902
137,123	9.25	6/1/16-3/1/19	146,766
796,466	9.50	10/1/16-12/17/21	906,679
108,408	9.75	12/1/16-12/1/17	118,156
3,006,284	10.00	9/1/20-7/1/30	3,475,420
19,766	10.25	2/1/17	19,859
148,355	10.50	10/1/13-6/1/19	167,365
952,245	11.00	9/17/16-8/25/20	1,062,884
10,439	13.00	5/1/17	12,676

			173,937,457

Federal National Mortgage Association - 30.3%
11,569	5.74	3/1/19 [1]	12,122
72,066	5.76	3/1/33	78,262
1,956,605	6.00	9/1/28-9/1/37	2,126,198
592,979	6.15	8/1/36	644,723
427,871	6.20	11/1/27	472,634
126,648	6.35	10/1/30	141,953
79,469	6.49	2/1/32	88,645
22,188,005	6.50	1/1/22-8/1/37	24,516,862
1,403,477	6.74	12/1/15	1,619,920
199,911	6.91	11/1/26-8/1/27	226,784
266,951	6.95	8/1/21	278,672
116,002,497	7.00	6/1/17-1/1/39	130,900,400
73,110,804	7.50	11/1/12-4/1/38	82,074,376
324,028	7.52	6/1/16 [1]	337,395
191,810	7.62	12/1/16	201,903
420,630	7.95	9/15/20	474,472
12,321,686	8.00	4/1/16-3/1/38	14,181,983
600,720	8.16	11/15/31 [1]	709,728
33,268	8.25	4/1/22	35,726
296,671	8.33	7/15/20	340,986
139,208	8.46	9/15/30	159,464
1,452,817	8.48	3/15/32 [1]	1,731,212
15,110,337	8.50	9/1/12-12/1/37	17,495,732
238,436	8.53	7/20/30 [1]	272,925
176,021	8.63	7/20/28 [1]	198,202
7,758,295	9.00	10/1/19-2/1/38	8,930,790
120,042	9.25	10/1/16-2/1/17	131,939

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

57,674	9.28	12/15/25 [1]	66,707
135,857	9.40	5/15/28	158,579
4,270,849	9.50	11/1/18-8/1/31	4,835,930
474,716	9.71	8/20/25 [1]	541,866
221,840	9.75	1/15/13-4/1/25	246,666
1,366,408	10.00	7/1/13-6/1/30	1,548,007
156,913	10.01	7/15/20 [1]	176,613
169,091	10.18	7/1/20	189,158
42,218	10.25	8/15/13	45,808
326,329	10.50	5/1/15-6/1/28	375,445
102,086	10.99	8/15/20 [1]	115,926
13,730	11.00	4/1/17	13,831
47,173	11.41	12/15/26 [1]	54,326

			296,752,870

Government National Mortgage Association - 6.5%
1,276,418	5.45	7/15/27	1,349,008
311,091	5.50	9/15/25	337,404
3,740,244	5.61	11/15/34	3,977,424
500,851	5.76	3/20/33-6/20/33	546,834
425,468	6.00	9/15/18-11/20/28	465,897
77,511	6.05	3/20/33	84,868
4,288,002	6.09	7/15/41	4,543,806
2,882,943	6.15	1/15/42	3,034,908
1,224,684	6.20	3/15/32	1,353,291
490,950	6.25	5/15/13-1/15/24	542,812
6,298,620	6.35	4/20/30-11/20/31	6,857,926
512,337	6.38	8/15/26-4/15/28	570,475
349,743	6.49	11/20/31-6/20/32	390,268
4,236,520	6.50	6/15/26-7/20/38	4,688,660
114,252	6.57	9/20/32-3/20/33	128,983
389,127	6.75	9/15/15-6/15/29	439,748
938,291	6.91	7/20/26-2/20/27	1,061,918
3,184,178	6.93	2/20/25-9/15/39	3,384,155
1,884,522	7.00	6/20/38-2/20/39	2,067,039
164,798	7.02	4/20/26	184,888
278,692	7.05	2/15/23-4/20/27	313,094
896,972	7.10	5/20/25	1,008,910
324,190	7.15	12/20/26-4/20/27	365,319
154,212	7.25	5/15/29-6/15/29	175,378
53,366	7.27	7/20/22	59,900
56,686	7.38	1/15/29	64,656
7,714,653	7.50	5/15/16-3/15/39	8,667,480
59,993	7.55	10/20/22	68,686
2,687,296	7.60	12/15/33	2,860,840
96,511	7.63	12/15/29	112,806
68,126	7.65	7/20/22	78,203
464,718	7.75	6/15/20-11/15/20	531,031
51,368	7.90	1/20/21	57,002
791,287	7.95	2/15/20-3/20/27	923,418
540,670	7.99	2/20/21-6/20/22	621,437
7,884,804	8.00	10/15/14-9/15/31	9,049,288
422,782	8.10	5/20/19-7/20/20	475,475

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

364,046	8.25	12/15/11-2/15/20	407,779
34,528	8.38	10/15/19	39,283
183,206	8.40	2/15/19-2/15/20	209,281
408,760	8.50	1/15/12-12/20/26	473,689
37,526	8.60	6/15/18	42,410
31,202	8.63	10/15/18	34,655
33,574	8.75	11/15/11	35,426
138,723	9.00	6/15/11-7/15/17	154,442
18,046	9.10	5/15/18	20,589
620	9.25	11/15/10	644
181,079	9.50	11/15/10-10/20/19	206,326
12,795	9.75	12/15/10-11/15/12	13,961
262,362	10.00	11/15/17-6/15/21	309,439
418,489	10.50	2/15/20-8/15/21	472,323
23,319	11.50	8/15/18	25,372

			63,888,854

Total Mortgage Pass-Through Securities (cost: $522,372,337)			534,579,181

U.S. Treasury / Federal Agency Securities - 5.4%
U.S. Treasury Note:
12,000,000	0.88	4/30/11	12,045,468
10,000,000	2.63	4/30/16	10,607,030
U.S. Treasury Strips:
22,000,000	3.94	2/15/19 [6]	17,988,520
32,150,000	4.18	2/15/36 [6]	12,054,321

Total U.S. Treasury / Federal Agency Securities (cost: $50,385,636)			52,695,339

Collateralized Mortgage Obligations - 39.2%
Federal Home Loan Mortgage Corporation - 10.4%
131,129	5.40	3/25/44	137,726
315,365	5.50	2/15/34	326,247
280,081	6.00	9/15/21-6/15/28	294,557
125,006	6.09	9/25/29	130,647
250,000	6.28	10/27/31	255,713
5,118,187	6.50	9/15/23-10/25/43	5,745,791
152,107	6.70	9/15/23	176,159
406,922	6.95	3/15/28	418,847
48,869,651	7.00	12/15/20-3/25/43	54,448,374
1,133,036	7.15	9/25/28	1,225,095
1,528,036	7.27	8/25/28	1,603,482
21,631,322	7.50	6/15/17-3/25/44	25,712,646
6,487,231	8.00	3/15/21-1/15/30	7,684,187
103,142	8.25	6/15/22	120,966
594,284	8.30	11/15/20	712,398
1,147,245	8.50	10/15/22-3/15/32	1,329,245
13,007	9.15	10/15/20	14,418

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,688,461	9.50	2/15/20-2/25/42	1,983,067
146,584	10.00	6/15/20	179,290

			102,498,855

Federal National Mortgage Association - 17.7%
154,403	0.60	11/25/32 [1]	137,796
682,613	5.50	1/25/37	742,074
540,932	6.47	10/25/31	558,880
3,185,603	6.50	12/25/23-12/25/42	3,400,139
305,103	6.51	3/25/29	353,154
1,119,098	6.59	10/25/31	1,203,524
9,044,153	6.75	4/25/37	10,200,109
285,660	6.83	7/25/31	284,823
46,321	6.85	12/18/27	52,341
1,640,081	6.88	6/25/42 [1]	1,866,066
26,878,923	7.00	1/25/21-8/25/44	30,235,207
954,773	7.13	1/17/37	954,543
2,524,146	7.29	6/17/40 [1]	2,909,731
2,165,680	7.37	6/25/42 [1]	2,550,089
489,204	7.38	12/25/42 [1]	576,038
6,122,293	7.43	2/25/42 [1]	7,209,000
56,995,651	7.50	8/20/27-1/25/48	65,856,355
23,907	7.70	3/25/23	27,604
13,058,475	7.74	7/25/37 [1]	14,554,006
216,538	7.80	6/25/26	216,469
598,477	8.00	7/25/22-7/25/44	712,283
8,782,194	8.50	1/25/21-10/25/30	10,695,953
25,442	8.70	12/25/19	28,456
37,349	8.75	9/25/20	41,246
2,088,150	8.89	11/25/37 [1]	2,424,803
120,227	8.95	10/25/20	139,493
4,149,052	9.00	7/25/19-6/25/30	4,867,690
81,037	9.05	12/25/18	99,270
87,301	9.25	1/25/20	101,582
3,270,446	9.39	2/25/44 [1]	3,940,888
1,698,253	9.47	6/25/32 [1]	1,981,519
4,189,924	9.50	12/25/18-12/25/41	5,125,793
191,008	9.60	3/25/20	223,521

			174,270,445

Government National Mortgage Association - 6.6%
49,708,734	7.00	9/16/23-6/20/40	56,313,471
435,560	7.50	6/20/26-5/16/27	509,197
4,684,445	8.00	10/16/29-3/16/30	5,553,994
2,137,864	8.50	9/20/30-2/20/32	2,152,763

			64,529,425

Vendee Mortgage Trust - 4.5%
1,203,531	6.00	2/15/30	1,275,821
21,408,184	6.50	1/15/29-8/15/31	24,177,867
3,275,641	7.00	3/15/28	3,756,751
681,819	7.25	9/15/25	777,796
3,966,908	7.75	5/15/22-9/15/24	4,677,021

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	7

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

7,336,187	8.11	3/15/25 [1]	8,801,132
322,097	8.29	12/15/26	387,588

			43,853,976

Total Collateralized Mortgage Obligations (cost: $374,658,814)			385,152,701

Short-Term Securities - 2.1%
20,841,428	Dreyfus Cash Mgmt. Fund, 0.06%
Total Short-Term Securities (cost: $20,841,428)			20,841,428

Total Investments in Securities - 101.2% (cost: $968,258,215)			993,268,649

Contracts		Fair Value ($)

Call Options Written [10] - 0.0%
	U.S. Treasury 2 Year Future Call Options:
(300)	$110 strike, October 2010 expiration	(46,875)
(550)	$110 strike, November 2010 expiration	(137,500)
(200)	$110 strike, February 2011 expiration	(140,625)

Total Call Options Written (premiums received: $261,869)		(325,000)

Other Assets and Liabilities, net - (1.2%)		(12,097,813)

Total Net Assets - 100.0%		$980,845,836

[1]	Variable rate security. Rate disclosed is as of September 30, 2010.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[10]	The amount of $1,200,000 in cash was segregated with the broker to cover call options written as of September 30, 2010.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

For a complete list of security holdings refer to our company website at www.sitfunds.com.

A summary of the inputs used to value the Fund’s net assets as of September 30, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Securities	$20,841,428	—	—	$20,841,428
Collateralized Mortgage Obligations	—	$385,152,701	—	385,152,701
Mortgage Pass-Through Securities	—	534,579,181	—	534,579,181
U.S. Treasury / Federal Agency Securities	—	52,695,339	—	52,695,339
Call Options Written	(325,000)	—	—	(325,000)
Total:	$20,516,428	$972,427,221	—	$992,943,649

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2010	9

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +5.15% for the six-month period ended September 30, 2010, compared with a total return of +4.25% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2010, the Fund’s 30-day SEC yield was 5.06% and its 12-month distribution rate was 4.50%.

Tax-exempt municipal bond yields declined during the six-month period, resulting in solid returns for the asset class. The yield curve flattened as yields on longer maturity bonds fell more than yields on shorter maturity bonds. In addition, yield spreads on lower rated credits narrowed further from the historically wide levels that prevailed during the financial turmoil of 2008 as investors continued to be less risk averse as they reached for higher yields.

The Fund’s solid outperformance was attributable to a broad improvement in prices for the types of bonds in which it invests, thus helping it to continue to recoup much of the price depreciation that occurred in the second half of 2008. Of the significant sectors in which the Fund invests, closed-end bond funds provided the best relative return, followed by education bonds and then hospital bonds. The Fund’s holdings in single family and multifamily housing bonds also outperformed the benchmark, but by a lesser amount. These five sectors represent almost two-thirds of the Fund’s holdings. The Fund also benefited from improving prices in A-rated and BBB-rated securities and non-rated bonds that, in aggregate, represent over two-thirds of its investments. Finally, the Fund benefited from its longer-than-benchmark duration positioning, as longer maturity bonds substantially outperformed shorter maturity bonds. The Fund’s duration shortened slightly during the period from 5.8 years to 5.7 years on September 30, 2010.

Looking forward, we expect a moderate economic growth to continue through 2011. We believe the Federal Reserve will keep short-term interest rates low at least though the first half of 2011, as unemployment is expected to remain at historically high levels. In this

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

environment, we expect the municipal bond market to provide attractive returns with continued narrowing of yield spreads and the strongest relative performance from longer duration bonds. Longer maturity and lower rated bonds with stable credit outlooks continue to offer attractive yields. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2010
	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]

Six Month	5.15%	4.25%	n/a
One Year	6.81	5.63	5.77%
Five Years	3.07	5.40	4.32
Ten Years	3.90	5.26	5.11
Since Inception (9/29/88)	5.38	5.88	6.05

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Other Revenue	16.5%
Hospital/Health Care	15.2%
Education/Student Loan	14.4%
Multifamily Mortgage	11.8%
Single Family Mortgage	9.6%
Mutual Funds	6.7%
Sectors less than 5%	21.6%
Cash & Other Net Assets	4.2%

Based on total net assets as of September 30, 2010. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/10:	$9.15 Per Share
Net Asset Value 3/31/10:	$8.90 Per Share
Total Net Assets:	$164.2 Million
30-day SEC Yield [3]:	5.06%
Tax Equivalent Yield [4]:	7.78%
12-month Distribution Rate [3]:	4.50%
Average Maturity:	15.2 Years
Effective Duration [5]:	5.7 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed tax rate of 35.0%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Adviser’s Assessment of Non-Rated Securities:
AAA	0.4%
AA	1.5
A	1.0
BBB	6.6
BB	11.8
<BB	5.5

Total	26.8%

SEPTEMBER 30, 2010	11

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 89.0%

Alabama - 0.6%
400,000	ASMS Public Education Building Rev. (ASMSF LLC Proj.) (AMBAC Insured) [9]	4.38	9/1/26	411,736
215,000	Birmingham-Southern College Private Education Building Rev.	5.35	12/1/19	206,845
290,000	University of West Alabama General Fee Rev. (AMBAC Insured)	5.10	1/1/19	290,716

				909,297

Alaska - 0.3%
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	497,500

Arizona - 3.2%
1,069,956	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	884,592
345,000	Pima Co. Industrial Dev. Auth. Education Rev. (American Charter Schools Foundation Proj.)	5.13	7/1/15	352,776
105,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/12	106,133
465,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	4.65	7/1/14	459,304
190,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.10	7/1/24	190,312
500,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/26	443,850
450,000	Pima Co. Industrial Dev. Auth. Education Rev. (Center For Academic Success Proj.) [4]	5.38	7/1/22	437,180
490,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	487,168
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	257,423
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Noah Webster Basic School Proj.)	5.25	12/15/16	254,318
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	375,692
50,000	Pima Co. Industrial Dev. Auth. Rev. (AZ Charter Schools Proj.)	5.00	7/1/12	52,322
250,000	Pima Co. Industrial Dev. Auth. Rev. (Tucson Electric Power Company Proj.)	5.75	9/1/29	259,370
500,000	Quail Creek Community Facs. District G.O.	5.15	7/15/16	488,620
250,000	Westpark Community Facs. District G.O.	4.90	7/15/16	241,953

				5,291,013

Arkansas - 0.1%
200,000	Independence Co. Pollution Control Rev. Ref. (Entergy, Inc. Proj.)	5.00	1/1/21	200,158

California - 10.2%
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	492,985
250,000	Alameda Corridor Transportation Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.71	10/1/24	214,805
350,000	CA Co. Tobacco Securitization Agy. Asset-Backed Bond Rev.	5.10	6/1/28	294,067
340,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	4.50	6/1/21	307,693
500,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	5.00	6/1/36	382,975
350,000	CA Community Hsg. Fin. Agy. Lease Rev. Pass Thru Obligation	4.85	11/1/12	229,068
500,000	CA Department of Veteran Affairs Home Purchase Rev. (AMBAC Insured)	5.35	12/1/27	512,035
600,000	CA Finance Auth. Education Rev. (American Heritage Education Foundation Proj.)	5.25	6/1/26	583,110
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	273,850
250,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	252,845
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	511,939
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	254,713
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	253,443
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	536,125
210,000	CA Public Works Board Lease Rev. (Various CA State Univ. Proj.) [9]	5.25	12/1/13	210,634
625,000	CA Public Works Board Lease Rev. (Various CA State Univ. Proj.)	5.50	12/1/18	626,488
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	380,660
585,000	CA Statewide Communities Dev. Auth. Multifamily Rev. (Orange Tree Proj.) (GNMA Collateral)	6.15	11/20/36	725,178
500,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Education Student Hsg. Proj.)	5.40	6/1/17	499,130
510,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Irvine School District)	5.25	1/1/16	511,346
250,000	CA Statewide Communities Dev. Auth. School Facs. Rev. (Aspire Public Schools)	5.00	7/1/20	261,328
450,000	CA Statewide Communities Dev. Auth. Special Tax (Orinda Proj.)	6.00	9/1/29	414,212
1,000,000	Colton Joint Unified School District (AGM Insured) [6]	5.80	8/1/35	554,380

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

235,000	Garden Grove C.O.P (Bahia Village/Emerald Isle Proj.) (AGM insured)	5.70	8/1/23	235,595
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	274,880
500,000	Hawthorne School District C.O.P (AGM Insured) [6]	6.00	12/1/29	417,800
500,000	Lemon Grove Community Dev. Agency Tax Allocation (Redev. Proj.)	5.15	8/1/25	500,650
500,000	Northern CA Gas Auth. No. 1 Rev. [1]	1.08	7/1/27	349,770
650,000	Poway Unified School District (AMBAC Insured)	5.00	9/15/31	652,639
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	459,000
500,000	Richmond Community Redev. Agy. Tax Allocation	6.00	9/1/30	525,525
500,000	Riverside Co. Redev. Agy. Tax Allocation (Interstate 215 Corridor)	6.00	10/1/25	529,690
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.77	6/1/39	297,945
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	315,910
500,000	San Francisco City & Co. C.O.P (San Bruno Jail Proj.) (AMBAC Insured) [9]	5.25	10/1/33	500,070
250,000	San Joaquin Hills Toll Road Rev. Ref. (NATL-RE Insured)	5.25	1/15/30	234,995
320,000	Santa Paula Utilities Auth. Rev. (Wastewater Enterprise)	5.00	2/1/30	333,059
40,000	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev. [4]	4.50	3/1/11	40,013
385,000	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev. [4]	4.88	3/1/16	352,960
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	391,514
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	317,075
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	264,315
250,000	Vallejo City Unified School District Special Tax (Community Facilities District No. 2) (XLCA Insured)	4.15	9/1/31	179,698
500,000	Westminster School District G.O. [6]	5.37	8/1/24	252,405

				16,708,517

Colorado - 3.9%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	258,518
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	515,775
250,000	CO Health Facs. Auth. Rev. (American Baptist Homes)	6.50	8/1/15	253,585
35,000	CO Health Facs. Auth. Rev. (Porter Place Proj.) (GNMA collateralized)	5.10	1/20/11	35,148
250,000	CO Health Facs. Auth. Rev. (Total Long Term Care Nat’l)	6.00	11/15/30	250,920
500,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	531,600
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	635,263
1,000,000	Compark Business Campus Metro District G.O. (Radian Insured)	5.75	12/1/27	918,150
250,000	Denver City & Co. Excise Tax Rev. Ref. (Assured Guaranty)	6.00	9/1/23	299,068
970,000	Denver Health & Hospital Auth. Healthcare Rev. [1]	1.30	12/1/33	671,395
747,045	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	699,346
500,000	Maher Ranch Metro District No. 4 Ref. G.O. (Radian insured)	5.25	12/1/36	437,095
500,000	Regional Transportation District Private Activity Rev. (Denver Trans. Partners)	6.00	1/15/34	531,925
350,000	University of Colorado Hospital Auth. (AMBAC Insured)	5.00	11/15/29	350,014

				6,387,802

Connecticut - 1.2%
250,000	CT Dev. Auth. First Mtg. Gross Rev. (Church Homes, Inc.)	5.70	4/1/12	250,393
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	513,770
500,000	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	506,850
500,000	Harbor Point Infrastructure Improvement District Special Obligation Rev. Tax Allocation	7.00	4/1/22	535,815
300,000	Mashantucket Western Pequot Tribe Sub. Special Rev. 2, [4,5]	5.75	9/1/18	140,997

				1,947,825

Delaware - 0.2%
500,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	370,730

District of Columbia - 0.3%
520,000	District of Columbia (Howard University) (NATL-RE Insured)	5.00	10/1/20	520,634

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	13

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Florida - 5.7%
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	492,690
1,000,000	Capital Trust Agy. Rev. (American Opportunity Proj.)	5.88	6/1/38	402,800
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.)	4.75	6/1/13	251,250
25,000	Clearwater Hsg. Auth. Rev. Ref. (Hamptons at Clearwater Proj.) (ACA Insured)	5.40	5/1/13	25,269
400,000	Connerton West Community Dev. District Cap. Improvement Special Assessment Rev. (Pasco Co.) 2, [5]	5.13	5/1/16	152,120
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5]	5.75	5/1/13	39,010
25,000	FL Board Public Education Capital Outlay G.O. Ref.	5.00	6/1/24	25,085
35,000	FL Correctional Privatization Commission C.O.P (Columbia Co. Proj.) (AMBAC Insured) [9]	5.00	8/1/17	35,064
45,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev.	7.00	11/1/13	43,665
250,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	109,925
80,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health)	5.00	11/15/30	81,406
500,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health)	5.00	11/15/31	508,100
445,000	Jacksonville Economic Dev. Commission Health Care Facs. Rev. Ref.	6.00	9/1/17	463,610
500,000	Jacksonville Sales Tax Rev.	4.63	10/1/25	500,400
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/11	180,150
1,000,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. (Lee Charter Foundation)	5.25	6/15/27	905,780
250,000	Leesburg Capital Improvement Rev. (NATL-RE FGIC Insured)	5.25	10/1/34	254,783
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	125,075
100,000	Miami Beach Stormwater Rev. (NATL-RE FGIC Insured)	5.25	9/1/25	101,306
40,000	Miami-Dade Co. Public Service Tax Rev. (UMSA Public Improvements Proj.) (AGM Insured)	5.00	10/1/23	40,237
265,000	Miami-Dade Co. Special Obligation (NATL-RE Insured) [6]	5.44	10/1/33	62,773
250,000	Naples Hospital Rev. (Naples Community Hospital, Inc. Proj.) (NATL-RE Insured)	5.50	10/1/26	252,210
1,000,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	5/1/13	447,800
90,000	Palm Beach Co. Health Facs. Auth. Rev. (Jupiter Medical Center, Inc. Proj.) (AGM Insured)	5.25	8/1/18	90,134
10,000	Parklands Lee Community Dev. District Special Assessment 2, [5]	5.13	5/1/11	5,003
750,000	Riverwood Estates Community Dev. District Special Assessment 2, [5]	5.00	5/1/13	129,600
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	724,920
250,000	Sarasota National Community Dev. District Special Assessment Rev. 2, [5]	5.30	5/1/39	41,588
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	494,380
250,000	St. Johns Co. Industrial Dev. Auth. Rev. (Presbyterian Retirement)	5.88	8/1/40	258,178
1,000,000	Stoneybrook South Community Dev. District Special Assessment Rev. 2, [5]	5.45	11/1/15	429,700
750,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	647,310
670,000	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/12	321,734
500,000	Waterset North Community Dev. District Special Assessment Rev. 2, [5]	6.55	11/1/15	299,555
250,000	West Orange Healthcare District Rev.	5.80	2/1/31	252,245
50,000	West Villages Improvement District Special Assessment Rev. (Unit of Dev. No. 3) 2, [5]	5.50	5/1/37	23,154
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5]	5.25	5/1/13	179,285

				9,397,294

Georgia - 1.5%
500,000	Atlanta Airport General Rev. Ref. (NATL-RE FGIC Insured)	5.75	1/1/20	506,635
1,405,000	East Point Tax Allocation	8.00	2/1/26	1,432,960
225,000	Gainesville & Hall Co. Development Auth. Rev.	6.38	11/15/29	240,291
250,000	Medical Center Hospital Auth. Rev. Ref. (Spring Harbor Green Island Proj.)	5.25	7/1/27	225,925

				2,405,811

Guam - 0.2%
450,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	403,524

Hawaii - 0.7%
500,000	HI Dept. Budget & Finance Special Purpose Rev.	6.40	11/15/14	505,730

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	HI Pacific Health Special Obligation Group Purpose Rev.	5.25	7/1/30	496,315
200,000	HI Pacific Health Special Purpose Rev.	5.63	7/1/30	211,278

				1,213,323

Idaho - 0.7%
320,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	320,688
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.50	12/1/18	248,843
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Liberty Charter School Proj.)	5.50	6/1/21	255,150
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Victory Charter School Proj.)	5.63	7/1/21	253,185

				1,077,866

Illinois - 7.5%
10,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. (Section 8) (FHA Insured)	6.85	7/1/22	10,021
500,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	499,960
500,000	IL Dev. Ref. Auth. Rev. Ref. (Chicago Charter School Foundation Proj.)	5.00	12/1/36	468,125
500,000	IL Fin. Auth. Rev. (Luther Hillside Village Proj.)	5.25	2/1/37	485,385
500,000	IL Fin. Auth. Rev. (Montgomery Place Proj.)	5.75	5/15/38	430,505
350,000	IL Fin. Auth. Rev. (Sedgebrook, Inc. Facs. Proj.) 2, [5]	5.40	11/15/16	88,760
500,000	IL Fin. Auth. Rev. (Tabor Hills Supportive Living Proj.)	5.25	11/15/26	452,920
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	811,510
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.13	10/1/27	150,440
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	150,070
175,000	IL Health Facs. Auth. Rev. (Elmhurst Memorial Healthcare Proj.)	6.25	1/1/17	181,629
210,000	IL Health Facs. Auth. Rev. (Ingalls Health System Proj.) (NATL-RE Insured)	6.25	5/15/14	211,840
115,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	100,397
1,925,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	1,424,635
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	376,871
2,000,000	Malta Tax Allocation Rev.	5.75	12/30/25	1,312,800
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate)	5.75	3/1/22	529,058
500,000	Metropolitan Pier & Expo Rev. Ref. (McCormick Proj.) (AMBAC Insured)	5.25	6/15/27	500,505
2,475,000	Southwestern IL Dev. Auth. Rev. (Anderson Hospital Proj.)	5.63	8/15/29	2,476,584
465,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	339,683
665,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	645,615
145,000	Upper Illinois River Valley Dev. Auth. Rev. (Morris Hospital Proj.)	6.05	12/1/11	150,327
440,000	Will Co. Special Education Rev. (GO of District Insured)	5.40	1/1/18	479,200

				12,276,840

Indiana - 2.1%
250,000	Crown Point Economic Dev. Rev. (Wittenberg Village Proj.)	6.50	11/15/13	250,113
100,000	Elkhart Co. Hospital Auth. Rev. (Elkhart General Hospital Proj.) (AMBAC-TCRS Insured)	5.25	8/15/28	100,076
400,000	Hammond Public Improvement Board Rev.	6.50	8/15/25	421,300
500,000	IN Finance Auth. Hospital Rev. (Floyd Memorial Hospital & Health Proj.)	5.13	3/1/30	507,255
250,000	IN Finance Auth. Rev. (Drexel Foundation Education Facs. Proj.)	6.00	10/1/21	263,865
215,000	IN Health Facs. Fin. Auth. Health Facs. Rev. (Holy Cross Health System Corp.) (NATL-RE Insured)	5.00	12/1/28	215,159
360,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Foundation Northwest IN)	6.38	8/1/21	368,770
50,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Foundation Northwest IN)	6.38	8/1/31	50,904
305,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.)	6.00	1/1/23	305,372
75,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.) (NATL-RE Insured)	6.00	1/1/14	75,198
300,000	IN Health Facs. Fin. Auth. Hospital Rev. Ref. (Jackson Proj.) (Radian-IBCC Insured)	5.13	2/15/17	300,312
400,000	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	152,840
500,000	Vigo Co. Hospital Auth. Rev. (Union Hospital, Inc. Proj.) [4]	5.50	9/1/27	496,170

				3,507,334

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	15

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Iowa - 1.0%
405,000	Dickinson Co. Hsg. Sr. Rev. (Spirit Lake - GEAC LLC Proj.)	5.38	12/1/16	391,202
410,000	IA Finance Auth. Sr. Hsg. Rev. Ref. (Walnut Ridge Proj.)	5.00	12/1/14	383,416
500,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.00	11/15/21	394,240
500,000	IA Student Loan Liquidity Corp. Rev.	5.25	12/1/24	539,190

				1,708,048

Kansas - 0.8%
500,000	Overland Park Transportation Dev. District Sales Tax Rev. (Oak Park Mall Proj.)	5.90	4/1/32	516,140
500,000	Wyandotte Co. Govt. Special Obligation Rev. [6]	6.07	6/1/21	284,395
465,000	Wyandotte Co. Govt. Special Obligation Rev. (AMBAC Insured)	5.00	12/1/15	468,390

				1,268,925

Louisiana - 3.1%
307,863	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	319,488
1,200,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	1,264,200
1,805,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev.	5.70	12/1/38	1,951,783
200,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	218,570
750,000	LA Public Facs. Auth. Rev. Ref. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.95	2/15/36	549,780
143,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	151,138
250,000	New Orleans Aviation Board Gulf Opportunity Zone (Consolidated Rental Car)	6.00	1/1/25	271,110
275,000	St. John Baptist Parish Rev. (Marathon Oil Corp.)	5.13	6/1/37	275,688

				5,001,757

Maine - 0.3%
390,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	421,762

Maryland - 0.3%
515,000	MD Health & Higher Education Facs. Auth. Rev. (Patterson Park School)	5.75	7/1/30	532,108

Massachusetts - 1.1%
215,000	MA Dev. Fin. Agy. Rev. (Applewild School Issue) (NATL-RE-IBC Radian Insured)	5.75	8/1/29	219,629
250,000	MA Dev. Fin. Agy. Rev. (Carleton-Willard Vlg.)	5.63	12/1/30	257,835
350,000	MA Dev. Fin. Agy. Rev. (Emerson College)	5.50	1/1/30	377,325
240,000	MA Development Finance Agency Facs. Rev.	6.25	6/1/14	240,180
500,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	518,590
250,000	MA Education Finance Auth. Education Rev.	5.25	1/1/28	259,823

				1,873,382

Michigan - 2.1%
470,000	Flint Hospital Building Auth. Rev. (Hurley Medical Center)	6.00	7/1/20	471,481
500,000	MI Hospital Finance Auth. Rev. Ref. (Mclaren Health Care Proj.) (NATL-RE-IBC Insured)	5.00	6/1/28	500,020
115,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Black River School Proj.)	5.13	9/1/11	115,941
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	456,390
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Richfield Public School Proj.)	5.00	9/1/22	465,895
650,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	693,193
300,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	275,805
500,000	Saginaw Hospital Finance Auth. Rev. (Covenant Medical Center Proj.)	6.50	7/1/30	505,400

				3,484,125

Minnesota - 2.0%
2,077,592	Intermediate School District 287 Lease Rev.	5.30	11/1/32	2,101,921
595,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	612,737
577,211	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	520,609

				3,235,267

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mississippi - 0.4%
200,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	218,912
340,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	378,294

				597,206

Missouri - 3.3%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	442,260
500,000	Community Memorial Hospital District Rev.	6.68	12/1/34	441,045
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	251,723
1,000,000	Joplin Industrial Dev. Auth. Rev. Ref. (Christian Homes, Inc. Proj.)	5.50	5/15/17	996,090
500,000	Kansas City Industrial Dev. Auth. Multifamily Hsg. Rev. (Grand Blvd. Lofts)	5.00	1/1/12	499,960
500,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev. (Aberdeen Heights)	7.00	11/15/15	503,440
750,000	Lakeside 370 Levee District Improvement Special Tax	7.00	4/1/28	734,475
250,000	MO Dev. Finance Board Facs. Rev. (Independence - Centerpoint Proj.)	5.13	4/1/25	257,873
400,000	MO Health & Education Facs. Auth. Education Facs. Rev. (Riverside Horizons) (ACA Insured)	4.50	5/1/27	381,804
250,000	MO Health & Educational Facs. Auth. (Senior Living Facs.-Lutheran Senior)	5.38	2/1/35	248,805
500,000	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.)	6.00	9/1/24	516,925
205,000	University City Industrial Dev. Auth. Hsg. Rev. Ref. (Canterbury Proj.) (GNMA Collateralized)	5.75	12/20/15	205,283

				5,479,683

Montana - 0.5%
801,997	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	890,216

Nebraska - 0.2%
500,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5]	5.13	7/1/12	314,185

Nevada - 2.8%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	252,853
415,000	Clark Co. Improvement Special Assessment (Summerlin Proj.)	4.85	2/1/17	377,970
600,000	Las Vegas Paiute Tribe Rev. (ACA Insured)	6.63	11/1/17	516,360
750,000	Las Vegas Redev. Agy. Tax Allocation Rev. [9]	7.50	6/15/23	888,563
300,000	North Las Vegas LOC Improvement Special Assessment Ref.	4.50	12/1/10	300,129
80,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine	5.30	4/1/16	80,152
550,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	565,664
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	512,250
275,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.13	6/1/15	279,370
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	489,045
250,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.50	6/15/20	250,568

				4,512,924

New Hampshire - 0.6%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	882,132
200,000	Manchester Hsg. & Redev. Auth. Rev. (Radian-IBCC ACA Insured) [6]	5.25	1/1/19	107,722

				989,854

New Jersey - 1.7%
750,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	6/1/27	777,135
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	259,063
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	4.75	12/1/29	255,643
965,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	992,541
1,000,000	NJ Transportation Auth. Capital Appreciation Rev. [6]	5.85	12/15/25	486,800

				2,771,182

New Mexico - 1.5%
330,000	NM Mtg. Fin. Auth. Forward Mortgage-Backed (GNMA/FNMA Collateralized)	6.95	1/1/26	334,835

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	17

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

495,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	509,459
495,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	526,338
985,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	1,025,749

				2,396,381

New York - 0.6%
225,000	Madison Co. Industrial Dev. Agy. Civic Facs. Rev. (Oneida Health Systems, Inc. Proj.)	4.50	2/1/17	223,884
250,000	Seneca Nation Indians Capital Improvement Auth. Special Obligation Rev. [4]	5.00	12/1/23	207,318
650,000	Ulster Co. Industrial Dev. Agy. Civic Facs. Rev.	5.25	9/15/16	617,591

				1,048,793

North Carolina - 0.4%
750,000	Buncome Co. Proj. Dev. Finance Rev. (Woodfin Downtown Corridor Dev.)	6.75	8/1/24	703,815

North Dakota - 0.3%
145,505	City of Washburn (Bismarck State College Foundation)	5.01	4/1/32	149,568
250,000	Langdon Health Care Facs. Rev. (Cavalier Co. Memorial Hospital Proj.)	6.20	1/1/25	257,080

				406,648

Ohio - 1.9%
330,000	Blue Ash Tax Allocation Rev. (Duke Realty Ohio Proj.)	5.00	12/1/21	324,766
425,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	363,596
245,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (Fairmount Proj.)	5.13	5/15/25	220,767
730,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	695,362
736,400	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	789,494
250,000	Erie Co. Hospital Facs. Rev. (Firelands Regional Medical Center Proj.)	5.63	8/15/32	250,605
250,000	OH Air Quality Dev. Auth. Rev. (Ohio Power Co.) (AMBAC Insured)	5.15	5/1/26	250,433
190,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	199,437

				3,094,460

Oklahoma - 0.3%
500,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	492,015

Oregon - 0.6%
230,000	OR G.O. (Veterans Welfare Proj.)	5.25	10/1/42	232,302
785,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	741,189

				973,491

Pennsylvania - 2.8%
250,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	256,375
490,000	Butler Co. General Auth. Rev. (Butler Area School District Proj.) (AGM GO Of District Insured) [1]	1.06	10/1/34	304,697
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	258,195
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	1.08	5/1/37	414,852
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.27	8/15/42	163,953
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	583,420
500,000	PA Economic Dev. Fin. Auth. Health Systems Rev. (Albert Einstein Health Care)	6.25	10/15/23	546,450
500,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/28	514,390
250,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	250,000
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	6.00	12/1/30	382,145
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.73	12/1/38	376,350
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	405,625
160,000	Philadelphia Hospital & Higher Education Facs. Auth. Hospital Rev. (Temple Univ. Hospital)	6.63	11/15/23	160,051

				4,616,503

Puerto Rico - 0.9%
500,000	Puerto Rico Electric Power Auth. Rev. Ref. [1]	1.04	7/1/25	383,245

See accompanying notes to financial statements
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Puerto Rico Highways & Transportation Auth. Rev. Ref. (AMBAC Insured) [1]	0.89	7/1/45	266,375
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.24	8/1/17	294,855
250,000	Puerto Rico Sales Tax Financing Corp. Rev.	5.00	8/1/35	258,425
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	334,923

				1,537,823

Rhode Island - 1.0%
565,000	RI Health & Education Building Corp. Rev. (Steere House Proj.)	5.80	7/1/20	565,000
500,000	RI Hsg. & Mtg. Finance Corp. Rev. (Home Ownership Opportunity Proj.)	5.63	10/1/38	529,930
500,000	RI Student Loan Auth. Sr. Rev.	5.75	12/1/27	525,395

				1,620,325

South Carolina - 0.6%
500,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	522,385
250,000	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.)	6.00	11/15/27	214,360
250,000	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.)	5.15	11/15/42	242,663

				979,408

Tennessee - 1.4%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	301,440
240,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. (GNMA Collateralized)	6.63	3/20/36	249,619
250,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. Escrowed to Maturity	9.75	2/15/15	278,760
250,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. Escrowed to Maturity	9.75	2/15/15	278,760
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	196,840
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	791,359
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
1,000,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5]	6.40	9/1/25	149,990
405,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5,6]	7.50	9/1/25	4

				2,246,788

Texas - 9.5%
100,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dublin Kingswood & Waterford Apts.)	7.50	12/1/14	93,160
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	237,845
540,000	Bexar Co. Hsg. Fin. Corp. Rev. (Honey Creek Apartments Proj.) 2, [5]	8.00	4/1/30	273,856
440,000	Bexar Co. Hsg. Fin. Corp. Rev. (Waterford Proj.)	6.50	12/1/21	429,396
250,000	Capital Area Cultural Education Facs. Rev. (Roman Catholic Diocese)	5.50	4/1/24	260,130
250,000	Clifton Higher Education Finance Corp. Education Rev. (Uplift Education Proj.)	6.00	12/1/30	258,043
1,920,000	Dallas Hsg. Finance Corp. Multifamily Mtg. Rev. (Towne Center Apts.) (GNMA Collateralized)	6.75	10/20/32	1,980,288
201,657	El Paso Hsg. Finance Corp. Single Family Mtg. Rev. (GNMA Collateralized)	6.18	4/1/33	214,605
1,327,160	Galveston Co. Municipal Utility District No. 52	6.16	3/1/11	1,061,861
500,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.)	6.75	8/15/21	528,995
100,000	Harris Co. Special Rev. Sr. Lien (Houston Sports Auth. Proj.) (NATL-RE Insured)	5.00	11/15/28	94,084
500,000	Harrison Co. Health Facs. Dev. Corp. Rev. (Good Shephard Health System)	5.25	7/1/28	492,020
455,000	La Vernia Higher Education Finance Corp. Rev. (Friends Life Proj.)	6.00	2/15/18	459,532
750,000	North TX Tollway Auth. Rev. Ref.	6.13	1/1/31	811,853
750,000	Port of Corpus Christi Auth. Rev. Ref. (Union Pacific Corp. Proj.)	5.65	12/1/22	759,878
1,205,000	Richardson Hospital Auth. Rev. Ref. (Baylor/Richardson Proj.)	5.63	12/1/28	1,188,046
265,000	Rio Grande Valley Health Facs. Dev. Corp. Hospital Rev. (Valley Baptist) (NATL-RE Insured)	6.40	8/1/12	265,800
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Buckingham Sr. Living Proj.)	5.25	11/15/16	252,068
300,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (C.C. Young Memorial Home Proj.)	5.00	2/15/13	294,660
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (C.C. Young Memorial Home Proj.)	6.50	2/15/14	502,580
490,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Crossroads Apts. Proj.) 2, [5]	7.25	12/1/36	5
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	271,230
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Sr. Living Center Proj.)	6.50	11/15/14	500,645

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	253,968
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.65	12/15/26	359,030
60,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev.	6.25	12/15/26	67,118
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.07	9/15/27	219,474
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	858,893
250,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Cosmos Foundation, Inc.)	6.00	2/15/30	259,413
710,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Ed-Burnham Wood Proj.)	5.50	9/1/18	708,616
500,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Idea Public School) (ACA Insured)	5.00	8/15/30	471,130
1,000,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Kipp, Inc. Proj.) (ACA Insured)	5.00	2/15/28	972,780
195,000	TX Public Property Finance Corp. Mental Health & Mental Retardation Rev.	6.20	9/1/16	196,632

				15,597,634

Utah - 0.7%
250,000	Provo Charter School Rev. (Freedom Academy Foundation)	5.50	6/15/37	205,188
857,000	UT Assoc. Municipal Power System Rev.	5.00	5/1/27	744,519
250,000	UT Charter School Finance Auth. Rev. (North Davis Prep.)	5.75	7/15/20	252,960

				1,202,667

Virginia - 1.5%
500,000	Farms New Kent Community Dev. Auth. Special Assessment	5.13	3/1/36	367,115
1,500,000	VA Hsg. Dev. Auth. Commonwealth Mtg. Rev. (NATL-RE GO of Authority Insured)	5.38	7/1/36	1,527,585
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	515,580

				2,410,280

Washington - 1.2%
830,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	791,613
250,000	WA Health Care Facs. Auth. Rev. (Overlake Hospital Medical Center)	5.25	7/1/23	263,945
980,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.10	1/1/13	942,936

				1,998,494

West Virginia - 0.8%
1,350,000	Pleasants Co. Pollution Control Rev. (Monongahela Power Co.) (AMBAC Insured)	6.15	5/1/15	1,352,525

Wisconsin - 4.4%
250,000	WI General Fund Rev. Appropriation Rev. [9]	6.00	5/1/27	299,278
550,000	WI Health & Education Facs. Auth. Rev. (Agnesian Healthcare, Inc. Proj.)	6.00	7/1/17	558,283
340,000	WI Health & Education Facs. Auth. Rev. (Agnesian Healthcare, Inc. Proj.)	6.00	7/1/21	343,329
200,000	WI Health & Education Facs. Auth. Rev. (Agnesian Healthcare, Inc., Proj.) (NATL-RE Insured)	5.13	7/1/23	200,058
225,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	5.50	2/15/15	225,191
1,000,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	5.60	2/15/29	1,000,490
250,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	257,708
500,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.) (ACA-CBI Insured)	5.63	11/15/32	500,255
500,000	WI Health & Education Facs. Auth. Rev. (Aurora Medical Group Proj.) (AGM Insured)	5.75	11/15/25	500,765
500,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	506,725
250,000	WI Health & Education Facs. Auth. Rev. (Beloit College)	6.00	6/1/30	263,280
450,000	WI Health & Education Facs. Auth. Rev. (Blood Center Southeastern Proj.)	5.50	6/1/24	467,195
900,000	WI Health & Education Facs. Auth. Rev. (Divine Savior, Inc. Proj.) (ACA-CBI Insured)	5.70	6/1/28	900,036
500,000	WI Health & Education Facs. Auth. Rev. (Ministry Health Care, Inc.)	5.50	8/15/30	529,660
250,000	WI Health & Education Facs. Auth. Rev. (St. Johns Communities, Inc.)	5.40	9/15/14	250,623
205,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/23	215,092
250,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/32	259,390

				7,277,358

Total Municipal Bonds (cost: $169,108,290)				146,151,500

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
Closed-End Mutual Funds - 6.8%
45,400	BlackRock Long-Term Municipal Advantage Trust (BTA)	527,548
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)	494,156
54,500	BlackRock MuniYield Florida Fund (MYF)	815,865
66,500	BlackRock MuniYield Insured Fund (MYI)	942,305
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)	352,419
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)	312,110
208,600	DWS Municipal Income Trust (KTF)	2,780,638
12,390	Eaton Vance National Municipal Income Trust (FEV)	160,451
28,200	Invesco PA Value Muni Income Trust (VPV)	408,054
17,300	Invesco Quality Muni (IQT)	249,120
9,100	Invesco Select Sector Muni Trust (VKL)	115,570
36,800	Invesco Van Kampen Advantage Muni Income Trust (VKI)	473,984
25,889	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)	389,635
25,923	Managed Duration Investment Grade (MZF)	395,585
11,700	Nuveen Michigan Premium Income Municipal Fund (NMP)	164,853
21,500	Nuveen Premier Municipal Income Fund (NPF)	313,685
81,332	Nuveen Premium Income Fund (NPM)	1,215,913
77,011	Putnam Municipal Opportunities Trust (PMO)	943,385

Total Closed-End Mutual Funds (cost: $9,796,399)		11,055,276

Short-Term Securities - 3.8%
6,222,620	Dreyfus Tax-Exempt Cash Management Fund, 0.12%
Total Short-Term Securities (cost: $6,222,620)		6,222,620

Total Investments in Securities - 99.6% (cost: $185,127,309)		163,429,396
Other Assets and Liabilities, net - 0.4%		728,983

Total Net Assets - 100.0%		$164,158,379

[1]	Variable rate security. Rate disclosed is as of September 30, 2010.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2010 was $5,194,501 and represented 3.2% of net assets.
[4]

144A Restricted Security. The total value of such securities as of September 30, 2010 was $3,906,274 and represented 2.4% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2010 was $5,194,501 and represented 3.2% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[9]

Municipal Lease Security. The total value of such securities as of September 30, 2010 was $3,010,709 and represented 1.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	21

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Tax-Free Income Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of September 30, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Securities	$6,222,620	—	—	$6,222,620
Closed-End Mutual Funds	11,055,276	—	—	11,055,276
Municipal Bonds	—	$146,151,500	—	146,151,500
Total:	$17,277,896	$146,151,500	—	$163,429,396

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2010	23

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +5.35% for the 6-month period ended September 30, 2010, compared with a total return of +4.25% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2010, the Fund’s 30-day SEC yield was 4.29% and its 12-month distribution rate was also 4.29%.

Tax-exempt municipal bond yields declined during the six-month period, resulting in solid returns for the asset class. The yield curve flattened as yields on longer maturity bonds fell more than yields on shorter maturity bonds. In addition, yield spreads on lower rated credits narrowed further from the historically wide levels that prevailed during the financial turmoil of 2008 as investors continued to be less risk averse as they reached for higher yields.

The Fund’s solid outperformance was attributable to a broad improvement in prices for the types of bonds in which it invests, thus helping it to fully recoup much of the price depreciation that occurred in the second half of 2008. Of the significant industries in which the Fund invests, other revenue bonds provided the best relative return, followed by education bonds and then multifamily housing and hospital bonds. These four industries represent almost two-thirds of the Fund’s holdings. The Fund also benefited from improving prices in A-rated and BBB-rated securities and non-rated bonds that, in aggregate, represent over two-thirds of its investments. We believe that the Fund’s duration positioning, which was little changed during the period at 4.8 years, was a less significant contributor to the Fund’s performance.

Looking forward, we expect moderate economic growth to continue through 2011. We believe the Federal Reserve will keep short-term interest rates low at least though the first half of 2011, as unemployment is expected to remain at historically high levels. In this environment, we expect the municipal bond market to provide attractive returns with continued narrowing of yield spreads and the strongest relative performance from longer duration bonds. Longer maturity

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

and lower rated bonds with stable credit outlooks continue to offer attractive yields. The ratings outlook for Minnesota municipal bonds has benefited from a more stable fiscal environment, relative to other states. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2010

	Sit Minnesota Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

Six Month	5.35%	4.25%	n/a
One Year	7.54	5.63	5.84%
Five Years	4.51	5.40	4.47
Ten Years	4.96	5.26	5.10
Since Inception (12/1/93)	5.03	5.11	4.84

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Hospital/Health Care	22.6%
Multifamily Mortgage	18.6%
Single Family Mortgage	12.8%
Other Revenue	9.2%
Education/Student Loan	8.8%
Sectors less than 6.0%	23.6%
Cash & Other Net Assets	4.4%

Based on total net assets as of September 30, 2010. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/10:	$10.19 Per Share
Net Asset Value 3/31/10:	$9.88 Per Share
Total Net Assets:	$307.8 Million
30-day SEC Yield [3]:	4.29%
Tax Equivalent Yield [4]:	7.16%
12-month Distribution Rate [3]:	4.29%
Average Maturity:	14.6 Years
Effective Duration [5]:	4.8 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 35.0% and a Minnesota tax rate of 7.85%, a total rate of 42.85%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Adviser’s Assessment of Non-Rated Securities:

AAA	0.1%
AA	2.1
A	4.5
BBB	13.4
BB	12.9
<BB	0.5

Total	33.5%

SEPTEMBER 30, 2010	25

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 94.8%
Education/Student Loan - 8.8%
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,162,555
5,038,161	Intermediate School District 287 Lease Rev.	5.30	11/1/32	5,097,158
775,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	640,824
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	686,254
700,000	MN Higher Education Fac. Auth. Rev. (Augsburg College)	5.00	5/1/23	717,269
700,000	MN Higher Education Fac. Auth. Rev. (Augsburg College)	5.05	10/1/13	701,225
150,000	MN Higher Education Fac. Auth. Rev. (Augsburg College)	5.20	10/1/16	150,165
75,000	MN Higher Education Fac. Auth. Rev. (Augsburg College)	5.30	10/1/27	75,002
165,000	MN Higher Education Fac. Auth. Rev. (Augsburg College)	5.60	12/1/12	167,148
910,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/14	944,361
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	623,106
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	165,432
2,283,135	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	2,297,724
1,863,269	MN Higher Education Fac. Auth. Rev. (College of St. Catherine)	4.75	4/26/27	1,819,743
500,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	5.00	10/1/29	515,485
500,000	MN Higher Education Fac. Auth. Rev. (St. Mary’s Univ.)	5.00	3/1/26	518,405
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,438,948
500,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	5.00	4/1/23	541,670
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,374,550
1,000,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas) (GO of Univ. Insured)	5.00	10/1/39	1,053,320
252,474	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	254,481
747,730	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	627,316
340,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	343,696
300,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	287,682
415,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	423,175
685,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/12	705,132
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/14	608,652
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,529,310
605,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	594,703
370,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (New Spirit Charter School Proj.)	6.50	12/1/12	385,958
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Academy & Summit School)	5.00	10/1/24	537,540
100,000	Victoria Private School Fac. Rev. (Holy Family Catholic High School Proj.)	5.20	9/1/11	100,142

				27,088,131

Escrowed To Maturity/Prerefunded - 1.9%
3,500,000	Marshall Medical Center Gross Rev. (Avera Marshall Regional Medical Center Proj.)	4.75	11/1/28	4,007,325
50,000	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.)	5.00	11/1/14	55,583
850,000	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.)	5.85	11/1/23	966,697
100,000	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.)	6.00	11/1/28	114,181
50,000	Northfield Hospital Rev.	6.00	11/1/21	52,928
315,000	Roseville Dev. Rev. Ref. (Roseville Office Plaza Proj.)	4.63	8/1/12	328,526
350,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy)	6.38	12/1/11	359,912

				5,885,152

General Obligation - 0.5%
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	714,714
300,000	Metropolitan Council Minneapolis/St. Paul Metro Area Transit G.O.	4.50	3/1/26	317,343
500,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	448,360

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

100,000	St. Paul Street Improvement Special Assessment G.O.	5.30	3/1/12	100,386
30,000	Winona Water & Sewer G.O.	4.90	2/1/13	30,105

				1,610,908

Hospital/Health Care - 22.6%
1,500,000	Bemidji Health Care Facs. Rev. (North Country Health Services Proj.) (Radian Insured)	5.00	9/1/24	1,508,115
250,000	Bemidji Health Care Facs. Rev. Ref. (North County Health Services Proj.)	5.00	9/1/24	253,828
435,000	Bemidji Health Care Facs. Rev. Ref. (North County Health Services Proj.)	5.00	9/1/21	450,521
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,156,738
100,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.00	4/1/13	103,371
400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	396,720
1,000,000	Chippewa Co. Gross Rev. (Montevideo Hospital Proj.)	4.63	3/1/14	1,028,460
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	387,991
135,000	Cold Spring Nursing Home & Sr. Hsg. Rev. (Assumption Home, Inc. Proj.)	4.70	3/1/14	137,954
145,000	Cold Spring Nursing Home & Sr. Hsg. Rev. (Assumption Home, Inc. Proj.)	4.80	3/1/15	145,212
150,000	Cold Spring Nursing Home & Sr. Hsg. Rev. (Assumption Home, Inc. Proj.)	4.90	3/1/16	145,510
25,000	Crookston Nursing Home & Multifamily Hsg. Rev. (Villa St. Vincent Proj.)	5.50	9/1/11	25,026
400,000	Cuyuna Range Hospital District Health Fac. Gross Rev.	5.20	6/1/25	397,940
405,000	Detroit Lakes Hsg. & Health Facs. Rev. Ref. (CDL Homes Proj.)	2.14	8/1/34	405,304
1,500,000	Detroit Lakes Hsg. Rev. Ref. (Mankato Lutheran Proj.)	2.39	8/1/34	1,499,910
1,500,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,570,755
135,000	Duluth Economic Dev. Auth. Health Care Fac. Rev. (St. Luke’s Hospital Proj.)	6.00	6/15/12	139,248
928,415	Duluth Hsg. & Redev. Auth. Sr. Hsg. (Lakeshore Proj.)	4.00	8/20/24	895,428
758,237	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.)	5.20	12/20/35	715,374
660,000	Elk River Rev. (Care Choice Member Proj.)	5.60	8/1/13	660,640
115,000	Elk River Rev. (Care Choice Member Proj.)	5.75	8/1/23	107,226
1,925,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	5.00	4/1/25	1,931,526
120,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.20	11/1/10	119,960
125,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.30	11/1/11	125,010
135,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.40	11/1/12	135,070
140,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.50	11/1/13	140,080
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA insured)	5.25	9/15/18	970,349
705,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA insured)	5.30	9/15/28	677,364
275,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes Care)	5.00	10/1/11	280,420
1,000,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/20	1,045,130
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	786,053
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,261,440
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,542,780
150,000	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center)	4.85	11/1/11	156,343
500,000	Meeker Co. Hospital Facs. Gross Rev. (Memorial Hospital Proj.)	5.00	11/1/14	517,325
1,000,000	Meeker Co. Hospital Facs. Gross Rev. (Memorial Hospital Proj.)	5.63	11/1/22	1,037,460
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	609,192
220,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	4.55	6/1/11	222,079
240,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	4.80	6/1/13	241,668
250,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	4.90	6/1/14	251,562
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,166
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	264,241
285,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.25	6/1/17	279,100
1,470,000	Minneapolis Health Care Fac. Rev. (Jones-Harrison Residence Proj.)	5.40	10/1/25	1,416,463
1,000,000	Minneapolis Health Care System Rev. (Fairview Health Services Proj.)	6.00	11/15/18	1,158,730
520,000	Minneapolis Health Care System Rev. (Fairview Health Services Proj.)	6.38	11/15/23	608,816
1,000,000	Minneapolis Hsg. & Health Care Facs. Rev. Ref. (Providence Proj.)	5.50	10/1/14	1,007,480

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	27

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

315,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.20	1/1/11	315,797
200,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.50	6/1/27	190,142
500,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.75	1/1/19	499,930
530,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.80	1/1/24	505,450
250,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	242,250
250,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	5.50	2/1/12	261,060
405,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	6.55	8/1/16	414,068
1,330,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	6.63	8/1/25	1,358,502
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,122
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	131,490
110,000	Moose Lake Community Hospital District Health Facs. Rev. Ref.	4.10	12/1/10	109,673
150,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.60	3/1/12	150,502
920,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	884,166
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,166,493
900,000	Northfield Hospital Rev.	5.50	11/1/15	983,736
775,000	Olmsted Co. Health Care Fac. Rev. (Olmsted Medical Center Proj.)	5.45	7/1/13	775,845
900,000	Olmsted Co. Health Care Fac. Rev. (Olmsted Medical Center Proj.)	5.55	7/1/19	902,970
100,000	Redwood Falls Hospital Fac. Gross Rev. (Redwood Area Hospital Proj.)	5.00	12/1/10	100,119
1,000,000	Redwood Falls Hospital Fac. Gross Rev. (Redwood Area Hospital Proj.)	5.00	12/1/21	1,024,450
100,000	Rochester Health Care Facs. Rev. (Mayo Clinic Proj.)	5.00	11/15/36	104,221
500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.13	7/1/20	525,220
1,000,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,028,680
1,020,000	Sartell Health Care & Hsg. Facs. Rev. (Foundation for Healthcare Proj.)	6.63	9/1/29	1,024,090
100,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.00	1/1/12	101,682
115,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.00	1/1/13	117,796
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,051,130
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,050,430
125,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.10	9/1/25	125,289
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,400,739
4,000,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,137,640
1,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/23	1,074,580
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,087,320
200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Hospital Proj.)	5.00	2/1/13	206,052
210,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Hospital Proj.)	5.00	2/1/14	217,955
160,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Hospital Proj.)	5.00	2/1/15	166,181
200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Model Cities Health Center)	6.50	11/1/11	203,164
60,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.00	5/15/11	60,149
1,365,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.20	5/15/13	1,367,907
2,070,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,072,049
1,924,035	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	1,735,364
50,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	50,005
1,210,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (Franciscan Health Community)	7.00	7/1/21	1,210,859
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,555,350
750,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/35	750,255
1,000,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	982,560

				69,605,510

Industrial/Pollution Control - 3.0%
640,000	Cohasset Pollution Control Rev. Ref. (Allete, Inc. Proj.)	4.95	7/1/22	660,051
1,600,000	Cohasset Pollution Control Rev. Ref. (Allete, Inc. Proj.) (Radian-IBCC Insured)	4.95	7/1/22	1,650,128
500,000	Otter Tail Co. Rev. Sub. (Otter Tail Proj.) 2, [5,8]	7.50	11/1/19	141,610
505,000	Owatonna Industrial Dev. Rev. (Slidell, Inc. Proj.) 2, [8]	7.38	5/1/17	252,500
895,000	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev.	5.38	5/15/33	895,976

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

2,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	2,056,720
750,000	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev.	4.95	5/15/14	756,030
1,035,000	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev.	5.00	5/15/21	1,001,797
1,870,000	White Earth Band of Chippewa Indians Rev. (ACA Insured)	7.00	12/1/11	1,907,119

				9,321,931

Insured - 5.4%
2,000,000	Guam Power Auth. Rev. (AGM Insured)	5.00	10/1/37	2,050,660
500,000	Minneapolis & St. Paul Hsg. & Redev. Rev. (Children’s Hospital) (AGM Insured)	5.00	8/15/34	523,385
100,000	Minneapolis & St. Paul Metro Airport Comm. Rev. Ref. (NATL-RE IBC FGIC Insured)	5.00	1/1/31	103,080
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. (NATL-RE FGIC Insured)	5.00	1/1/25	1,879,903
1,000,000	Minneapolis & St. Paul Metro Airport Commission Rev. (NATL-RE FGIC Insured) [8]	5.75	1/1/14	1,009,980
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,128,892
350,000	Plymouth Health Facs. Rev. (West Health Proj.) (AGM Insured)	6.13	6/1/24	350,592
600,000	Puerto Rico Electric Power Auth. Rev. Ref. (AGM Insured) [1]	0.88	7/1/29	467,052
1,000,000	Puerto Rico Govt. Dev. Bank Rev. Ref. (NATL-RE Commonwealth Guaranteed)	4.75	12/1/15	1,041,320
1,000,000	Puerto Rico Highway & Transportation Auth. Rev. (AGM Insured)	4.95	7/1/26	1,076,450
160,000	Puerto Rico Industrial, Tourist, Education, Medical & Envir. Control Facs. Rev. (NATL-RE Insured)	6.25	7/1/16	160,669
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.25	7/1/20	1,133,320
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) [1]	3.26	7/1/20	898,820
1,000,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,065,910
2,105,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,592,876

				16,482,909

Multifamily Mortgage - 18.6%
1,520,000	Apple Valley Multifamily Hsg. Rev. Ref. (GNMA Collateralized)	5.25	8/1/18	1,522,341
605,000	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Residence Proj.)	7.15	1/1/20	605,968
500,000	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Residence Proj.)	7.25	1/1/32	500,490
2,635,000	Carver Co. Hsg. & Redev. Gross Rev. & Limited Tax Ref. (Lake Grace Apartments Proj.)	6.00	7/1/28	2,635,501
405,000	Chaska Multifamily Hsg. Rev. (West Suburban Hsg. Partners Proj.) [8]	5.38	9/1/14	398,743
500,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	459,950
100,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	92,760
700,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	700,308
170,000	Coon Rapids Senior Hsg. Rev. Ref. (Epiphany Sr. Citizens Hsg. Corp. Proj.)	5.50	11/1/10	169,963
545,000	Coon Rapids Senior Hsg. Rev. Ref. (Epiphany Sr. Citizens Hsg. Corp. Proj.)	5.80	11/1/15	545,191
2,565,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,245,683
136,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.)	9.00	4/1/43	136,118
470,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.00	8/20/21	501,086
675,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.15	8/20/31	716,695
1,485,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.20	2/20/43	1,575,377
70,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	4.95	10/1/10	70,001
100,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.00	10/1/11	101,971
155,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.10	10/1/12	156,548
165,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	167,736
300,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	5.75	10/1/17	291,843
290,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	6.00	10/1/21	283,394
405,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.63	10/1/11	411,476
295,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.88	10/1/14	300,859
695,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/25	684,554
2,000,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/29	1,917,560
500,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.20	10/1/19	500,125
1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,619,247

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	230,697
1,295,000	Lake Crystal Hsg. Rev. (Ecumen-Second Century Proj.)	5.63	9/1/28	1,305,218
1,400,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,367,478
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,711,774
790,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	759,316
305,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) [8]	5.95	5/1/30	305,531
3,025,000	Minneapolis Multifamily Hsg. Rev. (Nicollet Towers) (HUD Section 8)	6.00	12/1/19	3,028,872
1,200,000	Minneapolis Multifamily Hsg. Rev. (Riverside Plaza Proj.) (GNMA Collateralized FHA Insured) [8]	5.10	12/20/18	1,201,200
150,000	Minneapolis Multifamily Hsg. Rev. Ref. (Keeler Apartments Proj.)	4.50	10/1/12	151,084
580,000	Minneapolis Multifamily Hsg. Rev. Ref. (Keeler Apartments Proj.)	4.65	10/1/15	580,255
415,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.10	7/20/13	419,914
975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	984,740
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	85,858
125,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	5.45	8/1/11	125,325
1,650,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	5.10	8/1/47	1,655,429
1,350,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,396,170
370,000	Moorhead Sr. Hsg. Rev. (Sheyenne Crossing Proj.)	5.00	4/1/13	382,473
170,000	Moorhead Sr. Hsg. Rev. (Sheyenne Crossing Proj.)	5.10	4/1/14	173,096
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.25	10/1/13	512,045
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,637,240
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.75	10/1/22	514,490
120,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.35	8/1/15	121,752
200,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.63	8/1/20	199,014
550,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.75	8/1/25	537,092
250,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	6.00	8/1/31	244,455
750,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	751,028
310,000	Oakdale Multifamily Sr. Hsg. Rev. Ref. (Oak Meadows Proj.)	5.00	4/1/12	316,566
370,000	Oronoco Multifamily Hsg. Rev. Ref. (Wedum Shorewood Campus Proj.)	4.70	6/1/11	373,955
125,000	Pine City Health Care & Hsg. Rev. (North Branch Sr. Living Proj.) (GNMA Collateralized)	4.50	10/20/16	132,678
500,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	499,065
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	438,716
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	465,169
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	486,514
2,800,000	Rochester Multifamily Rev. Ref. (Weatherstone Townhomes Apartments Proj.) [8]	6.38	9/1/37	3,152,100
1,195,000	St. Cloud Hsg. & Redev. Auth. Multifamily Rev. (Germain Towers Proj.) (HUD Section 8)	5.90	9/1/20	1,086,124
600,000	St. Cloud Hsg. & Redev. Auth. MultifamilyHsg. Rev. Ref. (Northway Manor Apts. Proj.) (HUD Sect. 8)	5.35	12/1/18	545,388
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	240,710
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	277,236
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	176,710
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	151,380
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	151,767
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,129,960
155,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. (Sun Cliffe Apts. Proj.) (GNMA Collat. FHA Insd.)	5.88	7/1/15	155,431
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. Ref. (Series Center Proj.)	5.20	11/1/22	942,860
450,000	St. Paul Hsg. & Redev. Auth. Rev. (Rossy & Richard Schaller Proj.)	4.80	10/1/18	439,659
400,000	St. Paul Hsg. & Redev. Auth. Rev. (Rossy & Richard Schaller Proj.)	5.15	10/1/42	325,824
600,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	583,152
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	117,674
670,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Briar Pond Apartments Proj.) (GNMA Collat.)	5.50	2/20/14	670,730
695,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Woodland Park Apartments Proj.) (CNTY Gty.)	4.70	10/1/26	704,410

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

850,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Copperleaf)	8.00	3/15/41	867,561
250,000	Woodbury Economic Dev. Auth. Sr. Hsg. Rev. (Summerhouse)	5.75	6/1/41	236,910

				57,361,283

Municipal Lease [9] - 2.7%
200,000	Andover Economic Dev. Auth. Public Fac. Lease Rev. (Community Center Proj.)	5.13	2/1/24	220,382
300,000	Andover Economic Dev. Auth. Public Fac. Lease Rev. (Community Center Proj.) Prerefunded	5.13	2/1/24	330,573
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	515,285
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	514,605
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	514,440
1,710,168	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,570,191
500,000	Guam Govt. Department of Education C.O.P. (John F. Kennedy High School)	5.50	12/1/15	503,755
55,000	Hennepin Co. Hsg. & Redev. Auth. Rev.	5.70	8/1/13	55,179
357,488	Intermediate School District 287 Lease Rev.	4.78	3/15/13	360,920
300,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	4.50	10/1/10	300,018
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,291,425
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	406,232
150,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/14	161,788
245,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	247,188
1,378,393	Winona School District 861 Lease Purchase	6.04	8/1/24	1,379,220

				8,371,201

Other Revenue Bonds - 9.2%
263,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.00	2/15/17	250,689
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	457,159
900,000	Commissioner of Iron Range Resources & Rehabilitation Gross Rev. (Giant’s Ridge Recreation Area)	7.25	11/1/16	918,594
710,840	Crystal Governmental Fac. Rev.	5.10	12/15/26	598,129
400,000	Guam Govt. Section 30 Limited Obligation Rev.	5.38	12/1/24	422,644
1,000,000	Guam Govt. Section 30 Limited Obligation Rev.	5.50	12/1/19	1,113,080
145,000	Lakeville Liquor Rev.	5.00	2/1/11	145,841
190,000	Lakeville Liquor Rev.	5.00	2/1/17	189,783
210,000	Lakeville Liquor Rev.	5.00	2/1/22	193,784
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	231,279
405,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	405,733
40,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (LOC U.S. Bank)	6.00	6/1/11	40,318
160,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (LOC U.S. Bank)	6.00	12/1/20	160,656
475,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.00	2/1/16	475,399
80,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	4.80	2/1/12	80,393
245,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	238,064
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	223,738
450,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.50	2/1/13	444,874
100,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.60	2/1/11	100,036
125,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.70	2/1/12	125,175
125,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.80	2/1/13	124,524
1,190,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,151,170
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) [6]	8.40	7/1/28	102,385
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	483,240
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	447,740
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	533,095
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	525,460
1,195,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,064,434
1,093,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	1,080,802

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	31

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Minnesota Tax-Free Income Fund(Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

505,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	5.00	3/1/15	514,070
500,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	516,305
1,077,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,024,044
958,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	954,197
2,985,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.80	3/1/29	2,986,373
1,879,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.90	3/1/29	1,883,190
100,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (US Bank Operations Center Proj.)	5.70	8/1/12	100,084
775,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (US Bank Operations Center Proj.)	6.13	8/1/19	771,009
390,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/11	395,148
805,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/21	828,321
2,150,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	1,955,705
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	772,686
475,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	4.65	6/1/20	485,255
300,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	5.00	6/1/30	301,878
1,000,000	Virgin Islands Public Finance Auth. Rev. (Diago Proj.)	6.63	10/1/29	1,142,670
1,000,000	Virgin Islands Public Finance Auth. Rev. (Matching Fund Loan Note-Sr. Lien)	5.00	10/1/29	1,022,920
95,000	Virgin Islands Public Finance Auth. Rev. Gross Receipts Taxes Loan	5.63	10/1/10	95,011
125,000	Virgin Islands Public Finance Auth. Sr. Lien Rev.	5.25	10/1/21	130,883

				28,207,967

Public Facilities - 0.7%
50,000	MN Agricultural Society State Fair Rev.	5.00	9/15/20	51,171
205,000	Rockville Economic Dev. Auth. Public Project Lease Rev.	4.00	2/1/14	214,389
135,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	4.63	2/1/12	135,877
255,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.00	2/1/16	256,163
125,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.10	2/1/18	125,390
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,099,908
205,000	Victoria Recreational Fac. Gross Rev. Ref.	4.55	8/1/17	196,220

				2,079,118

Sales Tax Revenue - 1.1%
500,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	558,205
1,250,000	Puerto Rico Sales Tax Financing Corp. Rev. [6]	6.13	8/1/29	848,150
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. [6]	6.25	8/1/33	1,047,840
1,000,000	Puerto Rico Sales Tax Financing Corp. Rev. [6]	6.75	8/1/32	863,100

				3,317,295

Single Family Mortgage - 12.8%
1,495,086	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	1,576,389
323,815	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	338,834
2,011,677	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	2,137,507
286,773	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	290,825
307,102	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	325,992
778,751	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	830,990
3,153,152	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	3,343,003
1,389,055	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	1,487,747
735,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	791,441
6,180,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	6,364,226
270,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	4.30	7/1/11	274,590
1,725,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	1,794,328
1,980,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	2,043,459
495,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	503,677
330,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	355,242

See accompanying notes to financial statements
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

45,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.30	7/1/11	45,782
110,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.45	1/1/17	111,137
40,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.70	1/1/17	40,418
325,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.85	7/1/19	340,372
1,365,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	1,457,492
1,800,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	6.00	7/1/22	1,825,938
465,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	4.30	1/1/18	482,935
1,000,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	1,007,440
1,950,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,981,064
725,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.00	1/1/20	732,540
1,115,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	1,165,688
1,935,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,989,257
1,935,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,980,086
1,355,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	1,422,560
210,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.60	7/1/13	210,672
1,435,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	1,505,272
180,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.90	7/1/25	180,239
15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.90	7/1/29	15,065
35,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	6.00	1/1/16	35,088
360,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (NATL-RE Insured)	5.35	7/1/17	375,275

				39,362,570

Transportation - 2.2%
20,000	Minneapolis & St. Paul Metro Airport Commission Rev. (NATL-RE FGIC Insured) [8]	5.75	1/1/16	20,161
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,679,550
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,568,180
1,000,000	Puerto Rico Highways & Transportation Auth. Rev. Ref. (AMBAC Insured) [1]	0.89	7/1/45	532,750

				6,800,641

Utility - 5.3%
1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,065,500
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,515,381
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	764,141
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,130,440
250,000	North Branch Electric System Rev.	5.00	8/1/22	265,423
500,000	North Branch Electric System Rev.	5.75	8/1/28	534,110
885,000	Puerto Rico Electric Power Auth. Rev.	5.00	7/1/21	949,587
2,000,000	Puerto Rico Electric Power Auth. Rev. (NATL-RE FGIC Insured)	5.00	7/1/22	2,097,140
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. [1]	1.04	7/1/25	958,113
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,171,200
3,350,000	Southern MN Power Agy. Power Supply System Rev. (NATL-RE Insured) [1]	2.79	1/1/13	3,208,965
780,000	Virgin Islands Water & Power Auth. Water System Rev. Ref.	5.50	7/1/17	781,490

				16,441,490

Total Municipal Bonds (cost: $287,178,838)				291,936,106

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	33

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2010

Sit Minnesota Tax-Free Income Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
Closed-End Mutual Funds - 0.8%
43,192	First American Minnesota Municipal Income Fund II (MXN)	665,157
116,800	MN Municipal Income Portfolio (MXA)	1,845,440

Total Closed-End Mutual Funds (cost: $2,132,459)		2,510,597

Short-Term Securities - 3.1%
9,381,492	Wells Fargo Minnesota Municipal Cash Fund, 0.01%
Total Short-Term Securities (cost: $9,381,492)		9,381,492

Total Investments in Securities - 98.7% (cost: $298,692,789)		303,828,195
Other Assets and Liabilities, net - 1.3%		3,991,909

Total Net Assets - 100.0%		$307,820,104

[1]	Variable rate security. Rate disclosed is as of September 30, 2010.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2010 was $394,110 and represented 0.1% of net assets.
[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2010 was $141,610 and represented 0.0% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2010, 14.9% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2010 was $8,371,201 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of September 30, 2010 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Securities	$9,381,492	—	—	$9,381,492
Closed-End Mutual Funds	2,510,597	—	—	2,510,597
Municipal Bonds	—	$291,936,106	—	291,936,106
Total:	$11,892,089	$291,936,106	—	$303,828,195

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2010	35

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2010

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$968,258,215	$185,127,309	$298,692,789

Investments in securities, at fair value - see accompanying schedule for detail	$993,268,649	$163,429,396	$303,828,195
Cash in bank on demand deposit	—	—	100,271
Restricted cash	1,200,000	—	—
Accrued interest and dividends receivable	5,129,090	2,172,886	4,185,077
Receivable for investment securities sold	—	697,898	—
Receivable for principal paydowns	59,032	—	—
Other receivables	—	16,750	28,198
Receivable for Fund shares sold	1,884,896	71,350	658,472

Total assets	1,001,541,667	166,388,280	308,800,213

LIABILITIES
Disbursements in excess of cash balances	13,833,572	421,202	—
Payable for investment securities purchased	2,102,696	1,452,535	—
Payable for Fund shares redeemed	3,718,255	107,258	553,782
Cash portion of dividends payable to shareholders	71,596	130,296	225,131
Other payables	2,926	12,112	—
Accrued investment management fees	641,786	106,498	201,196
Outstanding options written, at fair value (premiums received $261,869)	325,000	—	—

Total liabilities	20,695,831	2,229,901	980,109

Net assets applicable to outstanding capital stock	$980,845,836	$164,158,379	$307,820,104

Net assets consist of:
Capital (par value and paid-in surplus)	$955,183,310	$210,024,121	$312,331,613
Accumulated net realized gain (loss) from security transactions and written options	715,223	(24,167,829)	(9,646,915)
Unrealized appreciation (depreciation) on investments and written options.	24,947,303	(21,697,913)	5,135,406

	$980,845,836	$164,158,379	$307,820,104

Outstanding shares	87,005,358	17,943,828	30,201,527

Net asset value per share of outstanding capital stock	$11.27	$9.15	$10.19

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended September 30, 2010

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund

Investment income:
Income:
Dividends	—	$342,815	$74,721
Interest	$15,239,563	3,826,944	7,442,343

Total income	15,239,563	4,169,759	7,517,064

Expenses (note 4):
Investment management fee	3,599,558	628,398	1,190,021

Total expenses	3,599,558	628,398	1,190,021

Less fees and expenses absorbed by investment adviser	(551,753)	—	—

Total net expenses	3,047,805	—	—

Net investment income	12,191,758	3,541,361	6,327,043

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	3,792,251	(380,993)	(133,759)
Net realized gain (loss) on written options	(1,534,597)	—	—

Net change in unrealized appreciation (depreciation) on investments	9,859,571	4,709,365	9,372,391
Net change in unrealized appreciation (depreciation) on written options	(63,131)	—	—

Net gain (loss)	12,054,094	4,328,372	9,238,632

Net increase (decrease) in net assets resulting from operations	$24,245,852	$7,869,733	$15,565,675

See accompanying notes to financial statements.

SEPTEMBER 30, 2010	37

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010
Operations:
Net investment income	$12,191,758	$20,847,075
Net realized gain (loss) on investments and written options	2,257,654	1,211,894
Net change in unrealized appreciation (depreciation) of investments and written options	9,796,440	11,215,967

Net increase (decrease) in net assets resulting from operations	24,245,852	33,274,936

Distributions from:
Net investment income	(12,151,694)	(20,847,075)
Net realized gains on investments	—	—

Total distributions	(12,151,694)	(20,847,075)

Capital share transactions:
Proceeds from shares sold	387,082,634	639,424,752
Reinvested distributions	12,995,071	20,634,489
Payments for shares redeemed	(200,046,192)	(294,396,778)

Increase (decrease) in net assets from capital transactions	200,031,513	365,662,463

Total increase (decrease) in net assets	212,125,671	378,090,324

Net assets:
Beginning of period	768,720,165	390,629,841

End of period	$980,845,836	$768,720,165

Capital transactions in shares:
Sold	34,680,255	57,843,581
Reinvested distributions	1,159,261	1,873,419
Redeemed	(17,913,654)	(26,674,510)

Net increase (decrease)	17,925,862	33,042,490

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010
$3,541,361	$7,118,383	$6,327,043	$12,201,424
(380,993)	(3,457,582)	(133,759)	(162,527)
4,709,365	20,199,958	9,372,391	25,366,293

7,869,733	23,860,759	15,565,675	37,405,190

(3,541,361)	(7,118,383)	(6,327,043)	(12,192,570)
—	—	—	—

(3,541,361)	(7,118,383)	(6,327,043)	(12,192,570)

14,539,237	26,169,711	36,439,811	61,824,061
3,221,826	5,683,304	5,835,199	9,569,010
(11,425,963)	(33,880,998)	(34,499,576)	(49,923,087)

6,335,100	(2,027,983)	7,775,434	21,469,984

10,663,472	14,714,393	17,014,066	46,682,604
153,494,907	138,780,514	290,806,038	244,123,434

$164,158,379	$153,494,907	$307,820,104	$290,806,038

1,604,635	3,016,955	3,632,500	6,414,784
356,998	667,682	581,785	1,004,735
(1,266,111)	(3,939,909)	(3,447,671)	(5,194,472)

695,522	(255,272)	766,614	2,225,047

See accompanying notes to financial statements.
SEPTEMBER 30, 2010	39

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit U.S. Government Securities Fund

	Six Months Ended September 30, 2010		Years Ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$11.13		$10.84	$10.92	$10.56	$10.45	$10.62
Operations:
Net investment income [1]	0.15		0.44	0.52	0.50	0.48	0.43
Net realized and unrealized gains (losses) on investments and written options	0.14		0.29	(0.08)	0.36	0.11	(0.17)

Total from operations	0.29		0.73	0.44	0.86	0.59	0.26

Distributions from:
Net investment income	(0.15)		(0.44)	(0.52)	(0.50)	(0.48)	(0.43)
Net Asset Value:
End of period	$11.27		$11.13	$10.84	$10.92	$10.56	$10.45

Total investment return [2]	2.62%		6.88%	4.18%	8.37%	5.81%	2.45%

Net assets at end of period (000’s omitted)	$980,846		$768,720	$390,630	$254,677	$198,378	$234,395

Ratios: [3]
Expenses (without waiver) [4]	0.81%		0.82%	0.83%	0.85%	0.85%	0.84%
Expenses (with waiver) [4]	0.69%		0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (with waiver)	2.75%		3.85%	4.87%	4.66%	4.61%	4.03%

Portfolio turnover rate (excluding short-term securities)	27.13%	[5]	66.89%	59.63%	67.42%	43.98%	60.37%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets (annualized). Total Fund expenses are limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and 0.80% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Tax-Free Income Fund

	Six Months Ended September 30, 2010 (Unaudited)			Years Ended March 31,
			2010	2009	2008	2007	2006

Net Asset Value:
Beginning of period	$8.90		$7.93	$9.16	$9.72	$9.72	$9.77
Operations:
Net investment income [1]	0.20		0.41	0.41	0.40	0.38	0.37
Net realized and unrealized gains (losses) on investments	0.25		0.97	(1.23)	(0.56)	—	(0.05)
Total from operations	0.45		1.38	(0.82)	(0.16)	0.38	0.32
Distributions from:
Net investment income	(0.20)		(0.41)	(0.41)	(0.40)	(0.38)	(0.37)
Net Asset Value:
End of period	$9.15		$8.90	$7.93	$9.16	$9.72	$9.72
Total investment return [2]	5.15%		17.71%	(9.14% )	(1.72% )	4.00%	3.35%
Net assets at end of period (000’s omitted)	$164,158		$153,495	$138,781	$322,590	$377,549	$366,948
Ratios: [3]
Expenses (without waiver) [4]	0.80%		0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) [4]	0.80%		0.80%	0.79%	0.77%	0.77%	0.77%
Net investment income (with waiver)	4.51%		4.79%	4.63%	4.18%	3.93%	3.81%
Portfolio turnover rate (excluding short-term securities)	11.82%	[5]	27.30%	18.51%	42.93%	50.67%	32.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets (annualized). Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

SEPTEMBER 30, 2010	41

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Minnesota Tax-Free Income Fund

	Six Months Ended September 30, 2010		Years Ended March 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$9.88		$8.97	$9.76	$10.21	$10.12	$10.09
Operations:
Net investment income [1]	0.21		0.43	0.43	0.43	0.42	0.41
Net realized and unrealized gains (losses) on investments	0.31		0.91	(0.79)	(0.45)	0.09	0.03
Total from operations	0.52		1.34	(0.36)	(0.02)	0.51	0.44
Distributions from:
Net investment income	(0.21)		(0.43)	(0.43)	(0.43)	(0.42)	(0.41)
Net Asset Value:
End of period	$10.19		$9.88	$8.97	$9.76	$10.21	$10.12
Total investment return [2]	5.35%		15.22%	(3.67% )	(0.25% )	5.17%	4.46%
Net assets at end of period (000’s omitted)	$307,820		$290,806	$244,123	$307,738	$288,922	$263,312

Ratios: [3]
Expenses [4]	0.80%		0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.25%		4.52%	4.65%	4.25%	4.17%	4.07%

Portfolio turnover rate (excluding short-term securities)	5.56%	[5]	11.46%	15.68%	37.48%	28.42%	54.91%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]	The ratio information is calculated based on average daily net assets.
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2010	43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers three of the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds have adopted derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put option and wrote call option contracts traded on a U.S. exchange. Risks of purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010 (Continued)

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded. During the six months ended September 30, 2010, the average cost for purchased options and premium received in the U.S. Government Securities Fund for written options were $77,562 and $272,173, respectively.

Balance Sheet – Values of derivatives as of September 30, 2010

U.S. Government Securities Fund

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest rate risk:
Written call options	—	—	Outstanding options written, at value	$325,000

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

U.S. Government Securities Fund

	Amount of Realized Gain (Loss) on Derivatives [1]	Change in Unrealized Appreciation (Depreciation) on Derivatives [2]

Interest rate risk:
Purchased put options	($135,827)	$163,624
Written call options	(1,534,597)	(63,131)

1Statement of Operations location: Net realized gain (loss) on investments and net realized gain (loss) on written options.

2Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on written options.

Transactions in written options for the six months ended September 30, 2010 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2010	—	—
Call options written	3,700	$1,112,231
Call options expired	(1,000)	(78,101)
Call options closed	(1,650)	(772,261)
Outstanding, September 30, 2010	1,050	$261,869

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. These are primarily inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

SEPTEMBER 30, 2010	45

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010 (Continued)

•

Level 3 – significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of September 30, 2010 is included with the Funds’ schedule of investments.

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in the Funds’ financial statement disclosures.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2007, 2008, 2009, and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$27,935,981	($2,925,547)	$25,010,434	$968,258,215
Tax-Free Income	4,199,531	(25,897,444)	(21,697,913)	185,127,309
Minnesota Tax-Free Income	9,482,342	(4,346,936)	5,135,406	298,692,789

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 were as follows:

Year Ended March 31, 2010:

	Ordinary Income	Long Term Capital Gain	Total
U.S. Government Securities	$20,847,075	—	$20,847,075
Tax-Free Income*	7,118,383	—	7,118,383
Minnesota Tax-Free Income*	12,192,570	—	12,192,570
* 100% of dividends were derived from interest on tax-exempt securities.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010 (Continued)

Year Ended March 31, 2009:

	Ordinary Income	Long Term Capital Gain	Total
U.S. Government Securities	$15,877,972	—	$15,877,972
Tax-Free Income*	11,001,617	—	11,001,617
Minnesota Tax-Free Income*	12,675,801	—	12,675,801
* 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$1,215,104	($1,706,055)	$15,314,487
Tax-Free Income	601,919	(23,786,836)	(26,407,278)
Minnesota Tax-Free Income	1,135,304	(9,513,156)	(4,236,985)

Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2010, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of March 31, 2010, were as follows:

	Capital Loss Carryover Expiring in:			Net Capital	Post-October Capital Loss	Accumulated Capital and
	2011	2012	2013-2018	Loss Carryover	Deferral	Other Losses
U.S. Government Securities	—	$40,001	$1,666,054	$1,706,055	—	$1,706,055
Tax-Free Income	—	1,461,177	20,449,647	21,910,824	$1,876,012	23,786,836
Minnesota Tax-Free Income	$1,127,877	403,028	7,904,692	9,435,597	77,559	9,513,156

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 2010, were as follows:

	Purchases	Proceeds
U.S. Government Securities	$415,575,639	$230,936,779
Tax-Free Income	22,143,376	17,975,583
Minnesota Tax-Free Income	23,550,749	15,876,556

SEPTEMBER 30, 2010	47

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2010 (Continued)

(4)   Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Average Daily Net Assets
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%
	First $50 Million	Over $50 Million
U.S. Government Securities	1.00%	0.80%

For the period October 1, 1993, through December 31, 2011, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) of the Tax-Free Income Fund to an annual rate of 0.70% of the Fund’s average daily net assets in excess of $250 million and 0.60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2011, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period October 1, 1993, through December 31, 2010, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) of the U.S. Government Securities Fund to an annual rate of 0.80% of the Fund’s average daily net assets. After December 31, 2010, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion. In February 2010, Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corp. (FHLMC) announced programs to purchase delinquent mortgage loans from their guaranteed securities during March and April, 2010. These purchases caused the U.S. Government Securities Fund to incur losses recorded as a reduction of income. In response and to offset part of the losses, the Adviser voluntarily waived its management fee in April.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2010:

	Shares	% Shares Outstanding
U.S. Government Securities	1,090,829	1.3
Tax-Free Income	1,303,038	7.3
Minnesota Tax-Free Income	2,073,169	6.9

(5)   Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (4/1/10)	Ending Account Value (9/30/10)	Expenses Paid During Period* (4/1/10- 9/30/10)
U.S. Government Securities Fund
Actual	$1,000	$1,026.20	$3.50
Hypothetical (5% return before expenses)	$1,000	$1,021.61	$3.50
Tax-Free Income Fund
Actual	$1,000	$1,051.50	$4.11
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$4.05
Minnesota Tax-Free Income Fund
Actual	$1,000	$1,053.50	$4.12
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$4.05

*Expenses are equal to the Fund’s annualized expense ratio of 0.69% for the U.S. Government Securities Fund and 0.80% for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

SEPTEMBER 30, 2010	49

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds’ at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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51

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52

Semi-Annual Report
September 30, 2010

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
PFPC Trust Company
P. O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
P. O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
612-332-5580
www.sitfunds.com

Item 2: Code of Ethics. Not applicable to Semi-Annual Report.

Item 3: Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS II, INC.

By (Signature and Title)	/s/ PAUL E. RASMUSSEN
Paul E. Rasmussen
Vice President, Treasurer

Date November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ PAUL E. RASMUSSEN
Paul E. Rasmussen
Vice President, Treasurer

Date November 30, 2010

By (Signature and Title)	/s/ ROGER J. SIT
Roger J. Sit
Chairman

Date November 30, 2010